Exhibit 99.1

EVALUATION
OF

CERTAIN OIL AND GAS
PROPERTIES

LOCATED IN
EDDY COUNTY
NEW MEXICO

PREPARED FOR
LH OPERATING, LLC

AS OF
DECEMBER 31, 2023

WILLIAM M. COBB & ASSOCIATES, INC.

Worldwide Petroleum Consultants

WILLIAM M. COBB & ASSOCIATES, INC.

Worldwide Petroleum Consultants

12770 Coit Road, Suite 907	(972) 385-0354
Dallas, Texas	Fax: (972) 788-5165
E-Mail: office@wmcobb.com

February 26, 2024

Mr. Jesse Allen

LH Operating, LLC

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

Dear Mr. Allen:

In accordance with your request, William M. Cobb & Associates, Inc. (Cobb & Associates) has estimated the proved reserves and future income as of December 31, 2023, attributable to the interest of LH Operating, LLC (LH Operating) in certain oil and gas properties located in the Grayburg-Jackson Field, Eddy County, New Mexico. The LH Operating properties have historically produced from Seven Rivers, Queen, Grayburg, and San Andres (SR-Q-G-SA) reservoirs in descending depth order. The focus of this report is to capture reserves attributable to both the historical (“legacy”) SR-Q-G-SA completions and the recent LH Operating implementation and expansion of the Seven Rivers (SR) waterflood. This report was completed on February 26, 2024.

Table 1 summarizes our estimate of the proved oil and gas reserves for all planned development and the pre-federal income tax value undiscounted and discounted at ten percent. Values shown are determined utilizing the December 31, 2023, SEC Commodity Price Forecast. The discounted present worth of future income values shown below in Table 1 are not intended to necessarily represent an estimate of fair market value.

TABLE 1

LH OPERATING RESOURCES, LLC - NET RESERVES AND VALUE
AS OF DECEMBER 31, 2023

	Net Reserves		Future Net Pre-Tax Cash Flow
Reserve Category	Oil (MBBL)	Gas (MMCF)	Undiscounted (M$)	Discounted at 10% (M$)
Legacy SR-Q-G-SA PDP	322.28	218.04	10,610.94	6,045.04
SR Waterflood PDP	3,679.76	930.61	139,998.66	76,414.59
TOTAL PDP	4,002.04	1,148.65	150,609.60	82,459.62
SR Waterflood PNP	7,274.95	1,525.71	333,937.65	128,754.75
SR Waterflood PUD	4,137.09	850.18	199,484.03	69,803.84
TOTAL PROVED	15,414.07	3,524.55	684,031.28	281,018.21

Oil volumes are expressed in thousands of stock tank barrels (MBBL). A stock tank barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of standard cubic feet (MMCF).

Mr. Jesse Allen

February 26, 2024

Page 2 - Grayburg-Jackson Reserves, SEC Guidelines

This report, which was prepared for LH Operating’s use in filing with the SEC and will be filed with LH Operating’s Form 10-K for fiscal year ending December 31, 2023 (the “Form 10-K”) and covers 100 percent of the total company present value discounted at ten percent (PV10) presented in LH Operating’s Form 10-K. All assumptions, data, methods, and procedures considered necessary and appropriate were used to prepare this report.

DISCUSSION

LH Operating’s leasehold covers approximately 13,700 acres in the Grayburg-Jackson Field. Historical production has been from Seven Rivers, Queen, Grayburg, and San Andres (SR-Q-G-SA) reservoirs ranging in depth from 1,500 to 4,000 feet. The production forecast for the historical SR-Q-G-SA completions is the basis for row one in Table 1. Recent and ongoing focus on the Seven Rivers waterflood implementation by LH Operating is reflected as SR Waterflood in rows 2 - 4 in Table 1. Although the Seven Rivers interval is behind-pipe in many current Seven Rivers producers or injectors, a material number of planned waterflood patterns will require new drill wellbores. The 170 development patterns have been categorized according to the producer status with 127 patterns being Proved Developed Non-Producing (PDNP) and 43 patterns being Proved Undeveloped (PUD).

In 2019 LH Operating began an expansion of the existing Seven Rivers waterflood under several sections in the southern portion of the LH Operating properties which had been economically successful and served as the analogy for the reserves estimated in this report. Evaluation of these economically successful patterns within the LH Operating property yielded a median (P50) expectation of 32,545 barrels (Bbls) of oil for a typical Seven Rivers 40-acre well spacing primary recovery completion. Furthermore, the evaluation yielded a median expectation of 85,348 Bbls of primary plus secondary oil for a typical Seven Rivers 40-acre five spot pattern (20-acre well spacing.) The difference between these two median recoveries yields a typical secondary oil recovery of 52,803 Bbls.

Net Pay and Pore Volume (Net Pay * Porosity) maps were generated for the Seven Rivers intervals included as waterflood reserves in this report: B1, B2, B3, B4, B5, B6, and C. The sum of the Pore Volume from these seven intervals constitutes the Total Pore Volume forming the volumetric basis for the Seven Rivers waterflood reserves. A total of 314 patterns with discretely estimated Pore Volume were evaluated. Only the 253 patterns under LH Operating leases with less than 43,000 Bbls of cumulative oil production were used to distribute reserves in this report.

A pattern simulation model was used to forecast future recovery from the 253 LH Operating Seven Rivers patterns. The simulation model is comprised of seven layers to represent the seven intervals of the Seven Rivers Pore Volume maps. Average thickness and porosity values from the seven intervals were used in the simulation models. As of this report date, 83 patterns were producing and 170 remain for future development. Of the remaining 170 patterns, 127 are categorized as PNP and 43 are PUD. Primary and secondary recovery cases were run to establish production forecast rates then used to distribute production expectations to each of the Seven Rivers patterns. The individual Pore Volume of each pattern served as the key element for scaling the production forecast for each specific pattern. The oil volumes from this forecast are the basis for the Seven Rivers waterflood PDP, PNP and PUD reserves.

Mr. Jesse Allen

February 26, 2024

Page 3 - Grayburg-Jackson Reserves, SEC Guidelines

OIL AND GAS PRICING

Projections of future oil and gas reserves contained in this report utilize the December 31, 2023, SEC Commodity Price Forecast. The SEC price is the arithmetic average of the “first-day-of-the-month” WTI Spot pricing for oil prices and Henry Hub prices for natural gas for the preceding 12-month period ending December 31, 2023. These prices were calculated to be $78.22 per barrel of oil and $2.640 per MMBTU of gas. Product prices used in the revenue forecasts have been adjusted for quality, location, and BTU content. After applying appropriate differentials for each lease, the weightedaverage realized product prices for 2024 were estimated to be $78.40 per barrel of oil and $2.38 per MCF of gas, resulting in average 2024 differentials of positive $0.18 per barrel and negative $0.26 per MCF. Product prices and differentials were not escalated for this report.

OPERATING COSTS

LH Operating provided historical lease operating expense (LOE) data through October 2023 for each lease. Based upon our analysis of that data, a fixed monthly operating cost was applied for each legacy lease. The Seven Rivers PDP waterflood case was assigned a monthly per pattern fixed monthly operating cost of $470,806 based on the provided data. The PNP and PUD cases were assigned a fixed monthly operating cost of $4,956 per new producer. The costs were held constant for the report. There were no variable costs scheduled. The cashflow model for this report was prepared using PHDWin software which classifies variable costs as “other costs” in the standard report regardless of any “other costs” being utilized in the actual analysis.

CAPITAL COSTS

Capital costs and timing were provided by LH Operating. This prospect will be developed using a combination of recompletions and new drill wells. The development cost to complete the remaining patterns is $94,156,000.

RESERVES AND CASH FLOW

Reserve and revenue projections for the proved reserves categories are shown in Table 2 after the signature page of this report. Cash flow is defined as revenue after deduction of state severance tax, ad valorem tax, operating cost, and capital cost. All economic projections are before federal income taxes.

PROPERTY ABANDONMENT

As requested, abandonment costs have not been included in our estimates of future net revenue. Although no abandonment costs have been scheduled for the subject properties, it is worth noting the expected long producing life of the Reserves evaluated in this report. The Seven Rivers Reserves categories are estimated to become uneconomical by approximately January 2046. However, some of the currently producing legacy (SR-Q-G-SA) patterns do not become uneconomic until November 2065. Given the long producing life of the properties, the present value of any abandonment costs would be minimal. In addition, any future abandonment costs will be largely, or totally, offset by the salvage value of the wellbore tubulars and surface equipment.

Mr. Jesse Allen

February 26, 2024

Page 4 - Grayburg-Jackson Reserves, SEC Guidelines

PROFESSIONAL GUIDELINES

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids, which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years, from known reservoirs under expected economic and operating conditions. Reserves are considered proved if economic productivity is supported by either actual production or conclusive formation tests.

Probable reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than proved reserves, but more certain to be recovered than possible reserves. Possible reserves are those additional reserves which analysis of geoscience and engineering data suggest are less likely to be recoverable than probable reserves.

The reserve estimates shown in this report are those estimated to be recoverable in accordance with the reserves definitions of Rules 4-10(a) (1)-(32) of Regulation S-X and the guidelines specified in Item 1202 (a)(8) of Regulation S-K of the U.S. Securities and Exchange Commission (SEC), and with the exception of the exclusion of future income taxes, conforms to the FASB Accounting Standards Codification Topic 932, Extractive Industries - Oil and Gas. The definitions for oil and gas reserves in accordance with SEC Regulation S-X are set forth in this report.

No current or impending regulations are known to restrict LH Operating’s ability to recover the estimated reserves. No attempt was made to assess the possible effects of unknowable governmental regulations on the ability of LH Operating to recover the reserves estimated in this report.

Reserves definitions used by Cobb & Associates in this report adhere to SEC guidelines and rely on the SEC price forecast. In addition to SEC guidelines, the reserve definitions used by Cobb & Associates are also consistent with definitions set forth in the PRMS and approved by the Society of Petroleum Engineers and other professional organizations.

The reserves included in this report are estimates only and should not be construed as being exact quantities. Governmental policies, uncertainties of supply and demand, the prices actually received for the reserves, and the costs incurred in recovering such reserves, may vary from the price and cost assumptions in this report. Estimated reserves using price escalations may vary from values obtained using constant price scenarios. In any case, estimates of reserves, resources, and revenues may increase or decrease as a result of future operations.

Mr. Jesse Allen

February 26, 2024

Page 5 - Grayburg-Jackson Reserves, SEC Guidelines

Cobb & Associates has not examined titles to the appraised properties nor has the actual degree of interest owned been independently confirmed. The data used in this evaluation were obtained from LH Operating Resources, LLC and the non-confidential files of Cobb & Associates and were considered accurate.

We have not made a field examination of the LH Operating properties, therefore, operating ability and condition of the production equipment have not been considered. Also, environmental liabilities, if any, caused by LH Operating or any other operator have not been considered, nor has the cost to restore the property to acceptable conditions, as may be required by regulation, been taken into account.

In evaluating available information concerning this appraisal, Cobb & Associates has excluded from its consideration all matters as to which legal or accounting interpretation, rather than geological or engineering, may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data, and conclusions necessarily represent only informed professional judgments.

William M. Cobb & Associates, Inc. is an independent consulting firm founded in 1983. Its compensation is not contingent on the results obtained or reported. This report was prepared by associates of the firm who are licensed professional engineers and geologists with over 40 years of experience in the estimation, assessment, and evaluation of oil and gas reserves.

This section intentionally left blank.

Mr. Jesse Allen

February 26, 2024

Page 6 - Grayburg-Jackson Reserves, SEC Guidelines

Cobb & Associates appreciates the opportunity to be of service to you. If you have any questions regarding this report, please do not hesitate to contact us.

Sincerely,

William M. Cobb & Associates, Inc.

Texas Registered Engineering Firm F-84

/s/ Frank J. Marek	/s/ Donald L. Bailey
Frank J. Marek, P.E.	Donald L. Bailey, P.G.
Senior Vice President	Senior Vice President

/s/ Andrea S. Mielcarek	/s/ Robert E. Williams
Andrea S. Mielcarek	Robert E. Williams, P.G.
Reservoir Engineer	Senior Geologist, GeoSystems Manager

ASM:arr

Attachments

M: LH Operating/Grayburg-Jackson Reserves – 123123_SEC-2-26-24

TABLE 2

Date :	02/26/2024 6:24:51AM	ECONOMIC SUMMARY PROJECTION	Total

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024
Partner :	HNRA	Discount Rate (%) : 10.00
Case Type :	GRAND TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	34,893.85
Cum Gas (MMcf) :	23,417.56
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	471.60	356.41	0.00	350.05	236.00	0.00	78.40	2.38	0.00	28,005.11
2025	586.62	319.00	0.00	436.17	211.10	0.00	78.40	2.38	0.00	34,697.35
2026	825.81	350.03	0.00	615.29	231.91	0.00	78.40	2.38	0.00	48,789.91
2027	1,199.59	412.88	0.00	895.01	273.71	0.00	78.40	2.38	0.00	70,819.01
2028	1,353.05	400.29	0.00	1,010.21	265.63	0.00	78.40	2.38	0.00	79,831.64
2029	1,366.08	359.97	0.00	1,020.13	238.89	0.00	78.40	2.38	0.00	80,546.11
2030	1,354.57	324.37	0.00	1,011.62	215.25	0.00	78.40	2.38	0.00	79,822.44
2031	1,323.26	291.55	0.00	988.30	193.45	0.00	78.40	2.38	0.00	77,942.15
2032	1,280.77	264.86	0.00	956.59	175.71	0.00	78.40	2.38	0.00	75,414.09
2033	1,229.11	252.32	0.00	918.07	167.42	0.00	78.40	2.38	0.00	72,374.42
2034	1,168.22	238.29	0.00	872.73	158.28	0.00	78.40	2.38	0.00	68,798.26
2035	1,102.42	224.00	0.00	823.67	148.90	0.00	78.40	2.38	0.00	64,929.82
2036	1,032.36	209.80	0.00	771.31	139.46	0.00	78.40	2.38	0.00	60,802.34
2037	957.35	194.61	0.00	715.25	129.35	0.00	78.40	2.38	0.00	56,383.32
2038	883.69	179.71	0.00	660.20	119.44	0.00	78.40	2.38	0.00	52,043.22

Rem	4,519.17	937.33	0.00	3,369.48	620.05	0.00	78.40	2.38	0.00	265,641.17
Total	20,653.67	5,315.42	0.00	15,414.07	3,524.55	0.00	78.40	2.38	0.00	1,216,840.37
Ult	55,547.52	28,732.98	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	216.00	2,318.25	0.00	5,945.00	7,834.20	282.49	0.00	0.00	11,625.17	11,138.79
2025	222.00	2,874.36	0.00	31,664.00	7,364.63	857.39	0.00	0.00	-8,063.02	4,416.48
2026	246.00	4,043.50	0.00	48,291.00	7,273.85	3,241.22	0.00	0.00	-14,059.66	-6,833.01
2027	306.00	5,870.82	0.00	8,256.00	7,068.06	7,661.98	0.00	0.00	41,962.15	22,983.08
2028	314.00	6,619.08	0.00	0.00	6,189.17	10,055.72	0.00	0.00	56,967.66	60,086.22
2029	194.00	6,679.08	0.00	0.00	6,027.16	10,110.24	0.00	0.00	57,729.63	94,275.13
2030	194.00	6,619.63	0.00	0.00	6,027.16	10,110.24	0.00	0.00	57,065.41	125,005.94
2031	194.00	6,464.14	0.00	0.00	6,027.16	10,110.24	0.00	0.00	55,340.62	152,103.63
2032	194.00	6,254.78	0.00	0.00	6,027.16	10,110.24	0.00	0.00	53,021.92	175,703.61
2033	194.00	6,002.70	0.00	0.00	5,981.82	10,110.24	0.00	0.00	50,279.67	196,051.16
2034	190.00	5,706.12	0.00	0.00	5,886.72	10,110.24	0.00	0.00	47,095.18	213,380.17
2035	181.00	5,385.28	0.00	0.00	5,808.80	10,110.24	0.00	0.00	43,625.49	227,975.37
2036	181.00	5,042.95	0.00	0.00	5,808.80	10,110.24	0.00	0.00	39,840.35	240,092.28
2037	181.00	4,676.43	0.00	0.00	5,808.80	10,110.24	0.00	0.00	35,787.85	249,988.50
2038	181.00	4,316.46	0.00	0.00	5,808.80	10,110.24	0.00	0.00	31,807.71	257,985.57

Rem.		22,032.01	0.00	0.00	44,699.30	74,904.70	0.00	0.00	124,005.17	23,032.64
Total		100,905.60	0.00	94,156.00	139,641.59	198,105.90	0.00	0.00	684,031.28	281,018.21

		Present Worth Profile (M$)

		PW	5.00%	:	424,371.72
Disc. Initial Invest. (M$) :	76,904.758	PW	8.00%	:	329,104.49
ROInvestment (disc/undisc) :	4.65 / 8.26	PW	9.00%	:	303,782.43
Years to Payout :	3.41	PW	12.00%	:	241,960.99
Internal ROR (%) :	>1000	PW	15.00%	:	196,054.40
		PW	20.00%	:	142,653.22

TRC Eco DetailedNGL.rpt		Page : 1
TABLE 2 - 1

Date :	02/26/2024 6:24:51AM	ECONOMIC SUMMARY PROJECTION	Proved Producing Rsv Class & Category

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024
Partner :	HNRA	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	34,893.97
Cum Gas (MMcf) :	23,417.65
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	381.18	298.53	0.00	282.42	197.43	0.00	78.40	2.38	0.00	22,610.97
2025	364.15	208.63	0.00	269.76	137.54	0.00	78.40	2.38	0.00	21,475.93
2026	353.93	165.70	0.00	262.32	109.06	0.00	78.40	2.38	0.00	20,825.38
2027	341.57	129.72	0.00	253.20	84.99	0.00	78.40	2.38	0.00	20,053.15
2028	317.29	101.01	0.00	235.45	66.17	0.00	78.40	2.38	0.00	18,616.76
2029	305.09	86.40	0.00	226.51	56.57	0.00	78.40	2.38	0.00	17,892.75
2030	295.42	76.59	0.00	219.38	50.11	0.00	78.40	2.38	0.00	17,318.48
2031	284.73	68.37	0.00	211.47	44.70	0.00	78.40	2.38	0.00	16,685.79
2032	272.22	61.69	0.00	202.20	40.31	0.00	78.40	2.38	0.00	15,948.14
2033	257.40	57.98	0.00	191.23	37.89	0.00	78.40	2.38	0.00	15,082.46
2034	238.10	52.26	0.00	177.00	34.30	0.00	78.40	2.38	0.00	13,958.38
2035	220.34	47.59	0.00	163.88	31.33	0.00	78.40	2.38	0.00	12,922.62
2036	208.83	45.10	0.00	155.31	29.69	0.00	78.40	2.38	0.00	12,246.95
2037	199.94	43.13	0.00	148.71	28.39	0.00	78.40	2.38	0.00	11,726.31
2038	190.52	41.08	0.00	141.71	27.05	0.00	78.40	2.38	0.00	11,174.03

Rem	1,166.23	266.74	0.00	861.48	173.13	0.00	78.40	2.38	0.00	67,951.71
Total	5,396.94	1,750.51	0.00	4,002.04	1,148.65	0.00	78.40	2.38	0.00	316,489.80
Ult	40,290.90	25,168.16	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	205.00	1,871.55	0.00	0.00	7,834.20	0.00	0.00	0.00	12,905.22	12,313.39
2025	200.00	1,778.91	0.00	0.00	7,364.63	0.00	0.00	0.00	12,332.40	23,009.26
2026	162.00	1,725.66	0.00	0.00	7,273.85	0.00	0.00	0.00	11,825.87	32,334.53
2027	145.00	1,662.19	0.00	0.00	7,068.06	0.00	0.00	0.00	11,322.90	40,452.27
2028	145.00	1,543.46	0.00	0.00	6,189.17	0.00	0.00	0.00	10,884.13	47,544.66
2029	25.00	1,483.62	0.00	0.00	6,027.16	0.00	0.00	0.00	10,381.98	53,695.45
2030	25.00	1,436.12	0.00	0.00	6,027.16	0.00	0.00	0.00	9,855.20	59,003.94
2031	25.00	1,383.75	0.00	0.00	6,027.16	0.00	0.00	0.00	9,274.88	63,546.44
2032	25.00	1,322.64	0.00	0.00	6,027.16	0.00	0.00	0.00	8,598.34	67,374.54
2033	25.00	1,250.85	0.00	0.00	5,981.82	0.00	0.00	0.00	7,849.79	70,552.38
2034	21.00	1,157.65	0.00	0.00	5,886.72	0.00	0.00	0.00	6,914.01	73,097.77
2035	12.00	1,071.76	0.00	0.00	5,808.80	0.00	0.00	0.00	6,042.05	75,119.93
2036	12.00	1,015.72	0.00	0.00	5,808.80	0.00	0.00	0.00	5,422.43	76,768.90
2037	12.00	972.54	0.00	0.00	5,808.80	0.00	0.00	0.00	4,944.96	78,136.14
2038	12.00	926.74	0.00	0.00	5,808.80	0.00	0.00	0.00	4,438.49	79,251.99

Rem.		5,635.47	0.00	0.00	44,699.30	0.00	0.00	0.00	17,616.95	3,207.63
Total		26,238.62	0.00	0.00	139,641.59	0.00	0.00	0.00	150,609.60	82,459.62

		Present Worth Profile (M$)

Disc. Initial Invest. (M$) :	0.000	PW	5.00%	:	107,605.12
ROInvestment (disc/undisc) :	0.00 / 0.00	PW	8.00%	:	91,077.82
Years to Payout :	0.00	PW	9.00%	:	86,568.12
Internal ROR (%) :	0.00	PW	12.00%	:	75,266.13
		PW	15.00%	:	66,508.29
		PW	20.00%	:	55,708.29

TRC Eco DetailedNGL.rpt		Page : 2
TABLE 2 - 2

Date :	02/26/2024 6:24:51AM	ECONOMIC SUMMARY PROJECTION	Proved Producing Rsv Class & Category
LEGACY Report Group

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024
Partner :	HNRA	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	33,870.23
Cum Gas (MMcf) :	22,207.89
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	75.08	73.75	0.00	53.46	47.62	0.00	78.40	2.38	0.00	4,304.11
2025	56.42	54.26	0.00	39.58	34.65	0.00	78.40	2.38	0.00	3,185.26
2026	48.39	44.94	0.00	33.78	28.57	0.00	78.40	2.38	0.00	2,716.24
2027	40.36	29.74	0.00	27.90	18.36	0.00	78.40	2.38	0.00	2,230.74
2028	22.86	15.88	0.00	15.23	9.43	0.00	78.40	2.38	0.00	1,216.13
2029	18.79	12.56	0.00	12.35	7.36	0.00	78.40	2.38	0.00	986.06
2030	17.65	11.60	0.00	11.61	6.79	0.00	78.40	2.38	0.00	926.03
2031	16.63	10.75	0.00	10.93	6.30	0.00	78.40	2.38	0.00	871.92
2032	15.73	10.02	0.00	10.34	5.87	0.00	78.40	2.38	0.00	824.36
2033	14.05	9.31	0.00	9.21	5.46	0.00	78.40	2.38	0.00	734.72
2034	11.67	6.98	0.00	7.63	4.12	0.00	78.40	2.38	0.00	608.24
2035	9.75	5.47	0.00	6.35	3.26	0.00	78.40	2.38	0.00	505.82
2036	9.28	5.19	0.00	6.05	3.09	0.00	78.40	2.38	0.00	481.78
2037	8.79	4.90	0.00	5.73	2.92	0.00	78.40	2.38	0.00	456.40
2038	8.35	4.65	0.00	5.45	2.77	0.00	78.40	2.38	0.00	433.58

Rem	103.67	54.23	0.00	66.69	31.49	0.00	78.40	2.38	0.00	5,303.22
Total	477.47	354.18	0.00	322.28	218.04	0.00	78.40	2.38	0.00	25,784.60
Ult	34,347.70	22,562.08	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	204.00	356.00	0.00	0.00	2,184.53	0.00	0.00	0.00	1,763.59	1,687.60
2025	199.00	263.47	0.00	0.00	1,714.96	0.00	0.00	0.00	1,206.83	2,736.00
2026	161.00	224.70	0.00	0.00	1,624.18	0.00	0.00	0.00	867.36	3,421.21
2027	144.00	184.67	0.00	0.00	1,418.39	0.00	0.00	0.00	627.68	3,872.03
2028	144.00	100.69	0.00	0.00	539.50	0.00	0.00	0.00	575.94	4,247.08
2029	24.00	81.65	0.00	0.00	377.48	0.00	0.00	0.00	526.92	4,559.30
2030	24.00	76.68	0.00	0.00	377.48	0.00	0.00	0.00	471.86	4,813.49
2031	24.00	72.20	0.00	0.00	377.48	0.00	0.00	0.00	422.23	5,020.27
2032	24.00	68.27	0.00	0.00	377.48	0.00	0.00	0.00	378.61	5,188.85
2033	24.00	60.84	0.00	0.00	332.14	0.00	0.00	0.00	341.73	5,327.13
2034	20.00	50.38	0.00	0.00	237.05	0.00	0.00	0.00	320.82	5,445.07
2035	11.00	41.90	0.00	0.00	159.13	0.00	0.00	0.00	304.79	5,547.01
2036	11.00	39.91	0.00	0.00	159.13	0.00	0.00	0.00	282.74	5,632.97
2037	11.00	37.80	0.00	0.00	159.13	0.00	0.00	0.00	259.46	5,704.68
2038	11.00	35.91	0.00	0.00	159.13	0.00	0.00	0.00	238.53	5,764.61

Rem.		439.34	0.00	0.00	2,842.04	0.00	0.00	0.00	2,021.84	280.43
Total		2,134.42	0.00	0.00	13,039.24	0.00	0.00	0.00	10,610.94	6,045.04

		Present Worth Profile (M$)

Disc. Initial Invest. (M$) :	0.000	PW	5.00%	:	7,601.74
ROInvestment (disc/undisc) :	0.00 / 0.00	PW	8.00%	:	6,565.22
Years to Payout :	0.00	PW	9.00%	:	6,291.53
Internal ROR (%) :	0.00	PW	12.00%	:	5,618.97
		PW	15.00%	:	5,106.99
		PW	20.00%	:	4,478.55

TRC Eco DetailedNGL.rpt		Page : 3
TABLE 2 - 3

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	CA Russell Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	1,072.94
Cum Gas (MMcf) :	521.06
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	2.33	0.00	0.00	1.63	0.00	0.00	78.40	0.00	0.00	127.68
2025	2.00	0.00	0.00	1.40	0.00	0.00	78.40	0.00	0.00	109.94
2026	1.75	0.00	0.00	1.22	0.00	0.00	78.40	0.00	0.00	95.90
2027	1.54	0.00	0.00	1.08	0.00	0.00	78.40	0.00	0.00	84.39
2028	1.37	0.00	0.00	0.96	0.00	0.00	78.40	0.00	0.00	75.02
2029	1.22	0.00	0.00	0.85	0.00	0.00	78.40	0.00	0.00	66.79
2030	1.09	0.00	0.00	0.77	0.00	0.00	78.40	0.00	0.00	60.00
2031	0.99	0.00	0.00	0.69	0.00	0.00	78.40	0.00	0.00	54.19
2032	0.90	0.00	0.00	0.63	0.00	0.00	78.40	0.00	0.00	49.32
2033	0.06	0.00	0.00	0.04	0.00	0.00	78.40	0.00	0.00	3.46

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	13.24	0.00	0.00	9.27	0.00	0.00	78.40	0.00	0.00	726.68
Ult	1,086.18	521.06	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	4.00	10.60	0.00	0.00	48.89	0.00	0.00	0.00	68.20	65.16
2025	4.00	9.12	0.00	0.00	48.89	0.00	0.00	0.00	51.93	110.27
2026	4.00	7.96	0.00	0.00	48.89	0.00	0.00	0.00	39.05	141.11
2027	4.00	7.00	0.00	0.00	48.89	0.00	0.00	0.00	28.50	161.57
2028	4.00	6.23	0.00	0.00	48.89	0.00	0.00	0.00	19.91	174.58
2029	4.00	5.54	0.00	0.00	48.89	0.00	0.00	0.00	12.36	181.92
2030	4.00	4.98	0.00	0.00	48.89	0.00	0.00	0.00	6.13	185.24
2031	4.00	4.50	0.00	0.00	48.89	0.00	0.00	0.00	0.80	185.65
2032	4.00	4.09	0.00	0.00	48.89	0.00	0.00	0.00	-3.67	184.03
2033	4.00	0.29	0.00	0.00	3.55	0.00	0.00	0.00	-0.38	183.87

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		60.31	0.00	0.00	443.54	0.00	0.00	0.00	222.83	183.87

	Oil				Present Worth Profile (M$)
			Abandonment Date :	01/27/2033
Perfs :	0 - 0		Working Int :	1.00000000
Initial Rate :	208.72 bbl/month		Revenue Int :	0.70000000	PW	5.00%	:	201.45
Abandonment :	70.79 bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00%	:	190.51
Initial Decline :	14.62 % year	b = 0.500	ROInvestment (disc/undisc) :	0.00 / 0.00	PW	9.00%	:	187.13
Beg Ratio :	0.000 Mcf/bbl		Years to Payout :	0.00	PW	12.00%	:	177.71
End Ratio :	0.000 Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00%	:	169.24
					PW	20.00%	:	156.93

TRC Eco DetailedNGL.rpt		Page : 4
TABLE 2 - 4

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Fren Oil Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	629.55
Cum Gas (MMcf) :	373.26
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

NON-ECONOMIC

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	629.55	373.26	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Oil				Present Worth Profile (M$)
			Abandonment Date :	01/01/2024
Perfs :	0 - 0		Working Int :	1.00000000
Initial Rate :	71.52 bbl/month		Revenue Int :	0.77500000	PW	5.00%	:	0.00
Abandonment :	71.52 bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00%	:	0.00
Initial Decline :	6.68 % year	b = 0.500	ROInvestment (disc/undisc) :	0.00 / 0.00	PW	9.00%	:	0.00
Beg Ratio :	0.058 Mcf/bbl		Years to Payout :	0.00	PW	12.00%	:	0.00
End Ratio :	0.058 Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00%	:	0.00
					PW	20.00%	:	0.00

TRC Eco DetailedNGL.rpt		Page : 5
TABLE 2 - 5

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Friess Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	238.33
Cum Gas (MMcf) :	118.41
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

NON-ECONOMIC

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	238.33	118.41	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Oil				Present Worth Profile (M$)
			Abandonment Date :	01/01/2024
Perfs :	0 - 0		Working Int :	1.00000000
Initial Rate :	39.16 bbl/month		Revenue Int :	0.77500000	PW	5.00%	:	0.00
Abandonment :	39.16 bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00%	:	0.00
Initial Decline :	36.94 % year	b = 1.000	ROInvestment (disc/undisc) :	0.00 / 0.00	PW	9.00%	:	0.00
Beg Ratio :	0.489 Mcf/bbl		Years to Payout :	0.00	PW	12.00%	:	0.00
End Ratio :	0.489 Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00%	:	0.00
					PW	20.00%	:	0.00

TRC Eco DetailedNGL.rpt		Page : 6
TABLE 2 - 6

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	H E West A Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	1,862.37
Cum Gas (MMcf) :	1,172.65
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	2.78	2.38	0.00	1.93	1.47	0.00	78.40	2.38	0.00	154.87
2025	1.79	1.68	0.00	1.24	1.04	0.00	78.40	2.38	0.00	99.87
2026	1.25	1.26	0.00	0.87	0.78	0.00	78.40	2.38	0.00	69.92
2027	0.92	0.98	0.00	0.64	0.60	0.00	78.40	2.38	0.00	51.70
2028	0.34	0.37	0.00	0.24	0.23	0.00	78.40	2.38	0.00	18.97

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.09	6.66	0.00	4.92	4.12	0.00	78.40	2.38	0.00	395.32
Ult	1,869.46	1,179.31	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	4.00	12.82	0.00	0.00	42.18	0.00	0.00	0.00	99.87	95.75
2025	4.00	8.26	0.00	0.00	42.18	0.00	0.00	0.00	49.42	138.83
2026	4.00	5.78	0.00	0.00	42.18	0.00	0.00	0.00	21.96	156.26
2027	4.00	4.28	0.00	0.00	42.18	0.00	0.00	0.00	5.24	160.09
2028	4.00	1.57	0.00	0.00	18.63	0.00	0.00	0.00	-1.22	159.27

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		32.70	0.00	0.00	187.35	0.00	0.00	0.00	175.27	159.27

	Oil				Present Worth Profile (M$)
			Abandonment Date :	06/11/2028
Perfs :	0 - 0		Working Int :	1.00000000
Initial Rate :	294.72 bbl/month		Revenue Int :	0.69377980	PW	5.00%	:	166.77
Abandonment :	59.79 bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00%	:	162.16
Initial Decline :	42.29 % year	b = 0.500	ROInvestment (disc/undisc) :	0.00 / 0.00	PW	9.00%	:	160.70
Beg Ratio :	0.808 Mcf/bbl		Years to Payout :	0.00	PW	12.00%	:	156.52
End Ratio :	1.095 Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00%	:	152.62
					PW	20.00%	:	146.66

TRC Eco DetailedNGL.rpt		Page : 7
TABLE 2 - 7

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	H E West A Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	3,797.18
Cum Gas (MMcf) :	3,156.72
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	3.87	4.08	0.00	2.97	2.79	0.00	78.40	2.38	0.00	239.32
2025	0.28	0.31	0.00	0.21	0.21	0.00	78.40	2.38	0.00	17.06

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	4.14	4.39	0.00	3.18	3.00	0.00	78.40	2.38	0.00	256.38
Ult	3,801.32	3,161.11	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	7.00	19.79	0.00	0.00	198.84	0.00	0.00	0.00	20.69	20.34
2025	7.00	1.41	0.00	0.00	17.11	0.00	0.00	0.00	-1.47	19.01

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		21.20	0.00	0.00	215.95	0.00	0.00	0.00	19.22	19.01

	Oil				Present Worth Profile (M$)
			Abandonment Date :	02/01/2025
Perfs :	0 - 0		Working Int :	1.00000000
Initial Rate :	388.75 bbl/month		Revenue Int :	0.76750000	PW	5.00%	:	19.11
Abandonment :	257.84 bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00%	:	19.05
Initial Decline :	34.27 % year	b = 0.500	ROInvestment (disc/undisc) :	0.00 / 0.00	PW	9.00%	:	19.03
Beg Ratio :	1.008 Mcf/bbl		Years to Payout :	0.00	PW	12.00%	:	18.97
End Ratio :	1.114 Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00%	:	18.91
					PW	20.00%	:	18.81

TRC Eco DetailedNGL.rpt		Page : 8
TABLE 2 - 8

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Hudson Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	547.30
Cum Gas (MMcf) :	376.05
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	1.31	1.05	0.00	1.01	0.73	0.00	78.40	2.38	0.00	81.23
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	1.31	1.05	0.00	1.01	0.73	0.00	78.40	2.38	0.00	81.23
Ult	548.61	377.11	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	5.00	6.72	0.00	0.00	70.70	0.00	0.00	0.00	3.80	3.81
2025	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	3.81

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		6.72	0.00	0.00	70.70	0.00	0.00	0.00	3.80	3.81

	Oil				Present Worth Profile (M$)
			Abandonment Date :	12/31/2024
Perfs :	0 - 0		Working Int :	1.00000000
Initial Rate :	129.11 bbl/month		Revenue Int :	0.77500000	PW	5.00%	:	3.81
Abandonment :	91.62 bbl/month		Disc. Initial Invest. (M$) :	0.000	PW	8.00%	:	3.81
Initial Decline :	31.25 % year	b = 0.500	ROInvestment (disc/undisc) :	0.00 / 0.00	PW	9.00%	:	3.81
Beg Ratio :	0.791 Mcf/bbl		Years to Payout :	0.00	PW	12.00%	:	3.81
End Ratio :	0.816 Mcf/bbl		Internal ROR (%) :	0.00	PW	15.00%	:	3.82
					PW	20.00%	:	3.82

TRC Eco DetailedNGL.rpt		Page : 9
TABLE 2 - 9

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	J L Keel B Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	1,688.71
Cum Gas (MMcf) :	971.63
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

				NON-ECONOMIC

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	1,688.71	971.63	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	01/01/2024
Initial Rate :	44.59 bbl/month		Working Int :	1.00000000	PW	5.00%	:	0.00
Abandonment :	44.59 bbl/month		Revenue Int :	0.70043450	PW	8.00%	:	0.00
Initial Decline :	30.60 % year	b = 0.500	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	0.00
Beg Ratio :	0.887 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	0.00
End Ratio :	0.887 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	0.00
			Internal ROR (%) :	0.00	PW	20.00%	:	0.00

TRC Eco DetailedNGL.rpt		Page : 10
TABLE 2 - 10

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	J L Keel B Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	3,776.67
Cum Gas (MMcf) :	2,911.49
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	4.48	14.47	0.00	3.47	9.99	0.00	78.40	2.38	0.00	295.80
2025	3.82	12.57	0.00	2.96	8.68	0.00	78.40	2.38	0.00	252.53
2026	3.20	10.72	0.00	2.48	7.40	0.00	78.40	2.38	0.00	211.95

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	11.49	37.75	0.00	8.91	26.07	0.00	78.40	2.38	0.00	760.28
Ult	3,788.17	2,949.24	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	17.00	24.29	0.00	0.00	212.65	0.00	0.00	0.00	58.86	56.44
2025	17.00	20.73	0.00	0.00	212.65	0.00	0.00	0.00	19.15	73.23
2026	17.00	17.40	0.00	0.00	205.79	0.00	0.00	0.00	-11.24	64.49

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		62.42	0.00	0.00	631.10	0.00	0.00	0.00	66.76	64.49

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	12/19/2026
Initial Rate :	403.87 bbl/month		Working Int :	1.00000000	PW	5.00%	:	65.62
Abandonment :	257.74 bbl/month		Revenue Int :	0.77500000	PW	8.00%	:	64.94
Initial Decline :	15.62 % year	b = 0.500	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	64.71
Beg Ratio :	3.197 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	64.04
End Ratio :	3.376 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	63.38
			Internal ROR (%) :	0.00	PW	20.00%	:	62.30

TRC Eco DetailedNGL.rpt		Page : 11
TABLE 2 - 11

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Lea D Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	501.53
Cum Gas (MMcf) :	509.26
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

				NON-ECONOMIC

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	501.53	509.26	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	01/01/2024
Initial Rate :	14.50 bbl/month		Working Int :	1.00000000	PW	5.00%	:	0.00
Abandonment :	14.50 bbl/month		Revenue Int :	0.73725000	PW	8.00%	:	0.00
Initial Decline :	5.93 % year	b = 0.500	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	0.00
Beg Ratio :	0.000 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	0.00
End Ratio :	0.000 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	0.00
			Internal ROR (%) :	0.00	PW	20.00%	:	0.00

TRC Eco DetailedNGL.rpt		Page : 12
TABLE 2 - 12

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Skelly Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	8,649.27
Cum Gas (MMcf) :	4,656.85
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	28.92	25.41	0.00	21.16	16.56	0.00	78.40	2.38	0.00	1,697.99
2025	24.28	20.29	0.00	17.76	13.22	0.00	78.40	2.38	0.00	1,423.76
2026	20.72	16.62	0.00	15.16	10.83	0.00	78.40	2.38	0.00	1,214.14
2027	17.90	13.86	0.00	13.09	9.03	0.00	78.40	2.38	0.00	1,047.69
2028	2.40	1.82	0.00	1.75	1.19	0.00	78.40	2.38	0.00	140.31

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	94.22	78.00	0.00	68.92	50.83	0.00	78.40	2.38	0.00	5,523.88
Ult	8,743.49	4,734.85	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	116.00	140.50	0.00	0.00	998.72	0.00	0.00	0.00	558.76	534.89
2025	116.00	117.83	0.00	0.00	998.72	0.00	0.00	0.00	307.21	802.50
2026	116.00	100.49	0.00	0.00	998.72	0.00	0.00	0.00	114.93	893.97
2027	116.00	86.72	0.00	0.00	998.72	0.00	0.00	0.00	-37.76	867.54
2028	116.00	11.61	0.00	0.00	143.38	0.00	0.00	0.00	-14.69	857.58

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		457.15	0.00	0.00	4,138.28	0.00	0.00	0.00	928.45	857.58

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	02/22/2028
Initial Rate :	2,630.50 bbl/month		Working Int :	1.00000000	PW	5.00%	:	891.34
Abandonment :	1,363.38 bbl/month		Revenue Int :	0.73142000	PW	8.00%	:	870.71
Initial Decline :	17.13 % year	b = 0.500	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	864.08
Beg Ratio :	0.903 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	844.93
End Ratio :	0.759 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	826.79
			Internal ROR (%) :	0.00	PW	20.00%	:	798.63

TRC Eco DetailedNGL.rpt		Page : 13
TABLE 2 - 13

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	State A Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	529.90
Cum Gas (MMcf) :	404.13
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	3.95	8.24	0.00	2.51	4.66	0.00	78.40	2.38	0.00	207.91
2025	3.53	7.17	0.00	2.24	4.05	0.00	78.40	2.38	0.00	185.52
2026	3.18	6.30	0.00	2.02	3.57	0.00	78.40	2.38	0.00	167.00
2027	2.88	5.59	0.00	1.83	3.16	0.00	78.40	2.38	0.00	151.13
2028	2.63	5.00	0.00	1.67	2.83	0.00	78.40	2.38	0.00	137.78
2029	2.40	4.48	0.00	1.52	2.53	0.00	78.40	2.38	0.00	125.47
2030	2.20	4.05	0.00	1.40	2.29	0.00	78.40	2.38	0.00	115.04
2031	2.03	3.67	0.00	1.29	2.08	0.00	78.40	2.38	0.00	105.86
2032	1.88	3.36	0.00	1.19	1.90	0.00	78.40	2.38	0.00	98.00
2033	1.74	3.06	0.00	1.10	1.73	0.00	78.40	2.38	0.00	90.50
2034	0.65	1.13	0.00	0.41	0.64	0.00	78.40	2.38	0.00	33.66

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	27.07	52.05	0.00	17.19	29.45	0.00	78.40	2.38	0.00	1,417.87
Ult	556.97	456.19	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	4.00	17.14	0.00	0.00	90.05	0.00	0.00	0.00	100.73	96.22
2025	4.00	15.29	0.00	0.00	90.05	0.00	0.00	0.00	80.18	165.84
2026	4.00	13.77	0.00	0.00	90.05	0.00	0.00	0.00	63.19	215.72
2027	4.00	12.46	0.00	0.00	90.05	0.00	0.00	0.00	48.62	250.62
2028	4.00	11.36	0.00	0.00	90.05	0.00	0.00	0.00	36.37	274.36
2029	4.00	10.35	0.00	0.00	90.05	0.00	0.00	0.00	25.07	289.24
2030	4.00	9.49	0.00	0.00	90.05	0.00	0.00	0.00	15.50	297.62
2031	4.00	8.73	0.00	0.00	90.05	0.00	0.00	0.00	7.08	301.10
2032	4.00	8.08	0.00	0.00	90.05	0.00	0.00	0.00	-0.14	301.06
2033	4.00	7.47	0.00	0.00	90.05	0.00	0.00	0.00	-7.01	298.24
2034	4.00	2.78	0.00	0.00	34.87	0.00	0.00	0.00	-3.99	296.73

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		116.91	0.00	0.00	935.35	0.00	0.00	0.00	365.60	296.73

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	05/23/2034
Initial Rate :	347.80 bbl/month		Working Int :	1.00000000	PW	5.00%	:	327.73
Abandonment :	135.46 bbl/month		Revenue Int :	0.63500000	PW	8.00%	:	308.41
Initial Decline :	10.95 % year	b = 0.500	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	302.46
Beg Ratio :	2.114 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	285.90
End Ratio :	1.748 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	271.10
			Internal ROR (%) :	0.00	PW	20.00%	:	249.68

TRC Eco DetailedNGL.rpt		Page : 14
TABLE 2 - 14

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	State AZ Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	376.14
Cum Gas (MMcf) :	262.48
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	3.30	3.87	0.00	2.45	2.56	0.00	78.40	2.38	0.00	198.05
2025	3.08	3.53	0.00	2.28	2.33	0.00	78.40	2.38	0.00	184.34
2026	2.89	3.24	0.00	2.14	2.14	0.00	78.40	2.38	0.00	172.81
2027	2.72	2.99	0.00	2.01	1.97	0.00	78.40	2.38	0.00	162.63
2028	2.58	2.77	0.00	1.91	1.83	0.00	78.40	2.38	0.00	153.99
2029	2.43	2.56	0.00	1.80	1.69	0.00	78.40	2.38	0.00	145.45
2030	2.31	2.38	0.00	1.71	1.57	0.00	78.40	2.38	0.00	138.06
2031	2.20	2.22	0.00	1.63	1.46	0.00	78.40	2.38	0.00	131.10
2032	2.09	2.08	0.00	1.55	1.37	0.00	78.40	2.38	0.00	124.83
2033	1.98	1.94	0.00	1.47	1.28	0.00	78.40	2.38	0.00	118.21
2034	1.88	1.82	0.00	1.40	1.20	0.00	78.40	2.38	0.00	112.27
2035	1.79	1.71	0.00	1.33	1.13	0.00	78.40	2.38	0.00	106.63
2036	1.70	1.61	0.00	1.26	1.07	0.00	78.40	2.38	0.00	101.55
2037	1.61	1.52	0.00	1.20	1.00	0.00	78.40	2.38	0.00	96.19
2038	1.53	1.44	0.00	1.14	0.95	0.00	78.40	2.38	0.00	91.37

Rem	9.17	8.55	0.00	6.80	5.65	0.00	78.40	2.38	0.00	546.18
Total	43.26	44.20	0.00	32.07	29.19	0.00	78.40	2.38	0.00	2,583.67
Ult	419.41	306.69	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	4.00	16.37	0.00	0.00	63.65	0.00	0.00	0.00	118.03	112.65
2025	4.00	15.24	0.00	0.00	63.65	0.00	0.00	0.00	105.45	204.13
2026	4.00	14.29	0.00	0.00	63.65	0.00	0.00	0.00	94.88	278.96
2027	4.00	13.45	0.00	0.00	63.65	0.00	0.00	0.00	85.54	340.29
2028	4.00	12.73	0.00	0.00	63.65	0.00	0.00	0.00	77.61	390.87
2029	4.00	12.03	0.00	0.00	63.65	0.00	0.00	0.00	69.77	432.21
2030	4.00	11.42	0.00	0.00	63.65	0.00	0.00	0.00	63.00	466.15
2031	4.00	10.84	0.00	0.00	63.65	0.00	0.00	0.00	56.61	493.87
2032	4.00	10.32	0.00	0.00	63.65	0.00	0.00	0.00	50.85	516.51
2033	4.00	9.78	0.00	0.00	63.65	0.00	0.00	0.00	44.79	534.63
2034	4.00	9.29	0.00	0.00	63.65	0.00	0.00	0.00	39.33	549.11
2035	4.00	8.82	0.00	0.00	63.65	0.00	0.00	0.00	34.16	560.53
2036	4.00	8.40	0.00	0.00	63.65	0.00	0.00	0.00	29.50	569.51
2037	4.00	7.96	0.00	0.00	63.65	0.00	0.00	0.00	24.58	576.31
2038	4.00	7.56	0.00	0.00	63.65	0.00	0.00	0.00	20.16	581.37

Rem.		45.19	0.00	0.00	468.13	0.00	0.00	0.00	32.87	7.52
Total		213.68	0.00	0.00	1,422.85	0.00	0.00	0.00	947.13	588.89

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	05/11/2046
Initial Rate :	284.62 bbl/month		Working Int :	1.00000000	PW	5.00%	:	729.40
Abandonment :	85.45 bbl/month		Revenue Int :	0.74125000	PW	8.00%	:	638.35
Initial Decline :	7.07 % year	b = 1.000	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	612.65
Beg Ratio :	1.184 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	546.44
End Ratio :	0.942 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	493.20
			Internal ROR (%) :	0.00	PW	20.00%	:	424.92

TRC Eco DetailedNGL.rpt		Page : 15
TABLE 2 - 15

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	State B Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	793.92
Cum Gas (MMcf) :	590.97
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	14.35	7.68	0.00	9.11	4.34	0.00	78.40	2.38	0.00	724.55
2025	13.30	7.10	0.00	8.45	4.01	0.00	78.40	2.38	0.00	671.83
2026	12.43	6.59	0.00	7.89	3.73	0.00	78.40	2.38	0.00	627.79
2027	11.67	6.14	0.00	7.41	3.48	0.00	78.40	2.38	0.00	589.15
2028	11.02	5.75	0.00	7.00	3.25	0.00	78.40	2.38	0.00	556.46
2029	10.39	5.37	0.00	6.60	3.04	0.00	78.40	2.38	0.00	524.46
2030	9.85	5.04	0.00	6.26	2.85	0.00	78.40	2.38	0.00	497.18
2031	9.36	4.73	0.00	5.94	2.68	0.00	78.40	2.38	0.00	472.19
2032	8.91	4.47	0.00	5.66	2.53	0.00	78.40	2.38	0.00	449.74
2033	8.44	4.20	0.00	5.36	2.38	0.00	78.40	2.38	0.00	426.03
2034	8.02	3.97	0.00	5.09	2.25	0.00	78.40	2.38	0.00	404.72
2035	7.62	3.76	0.00	4.84	2.13	0.00	78.40	2.38	0.00	384.48
2036	7.26	3.57	0.00	4.61	2.02	0.00	78.40	2.38	0.00	366.23
2037	6.88	3.38	0.00	4.37	1.91	0.00	78.40	2.38	0.00	346.95
2038	6.53	3.21	0.00	4.15	1.82	0.00	78.40	2.38	0.00	329.61

Rem	92.93	45.68	0.00	59.01	25.84	0.00	78.40	2.38	0.00	4,687.79
Total	238.97	120.65	0.00	151.75	68.26	0.00	78.40	2.38	0.00	12,059.17
Ult	1,032.89	711.62	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	6.00	60.02	0.00	0.00	86.04	0.00	0.00	0.00	578.49	552.04
2025	6.00	55.66	0.00	0.00	86.04	0.00	0.00	0.00	530.13	1,011.89
2026	6.00	52.01	0.00	0.00	86.04	0.00	0.00	0.00	489.74	1,398.10
2027	6.00	48.81	0.00	0.00	86.04	0.00	0.00	0.00	454.30	1,723.80
2028	6.00	46.10	0.00	0.00	86.04	0.00	0.00	0.00	424.31	2,000.33
2029	6.00	43.45	0.00	0.00	86.04	0.00	0.00	0.00	394.97	2,234.30
2030	6.00	41.19	0.00	0.00	86.04	0.00	0.00	0.00	369.95	2,433.54
2031	6.00	39.12	0.00	0.00	86.04	0.00	0.00	0.00	347.03	2,603.46
2032	6.00	37.26	0.00	0.00	86.04	0.00	0.00	0.00	326.44	2,748.76
2033	6.00	35.30	0.00	0.00	86.04	0.00	0.00	0.00	304.70	2,872.04
2034	6.00	33.53	0.00	0.00	86.04	0.00	0.00	0.00	285.14	2,976.93
2035	6.00	31.86	0.00	0.00	86.04	0.00	0.00	0.00	266.58	3,066.08
2036	6.00	30.34	0.00	0.00	86.04	0.00	0.00	0.00	249.84	3,142.04
2037	6.00	28.75	0.00	0.00	86.04	0.00	0.00	0.00	232.16	3,206.19
2038	6.00	27.31	0.00	0.00	86.04	0.00	0.00	0.00	216.26	3,260.53

Rem.		388.41	0.00	0.00	2,311.15	0.00	0.00	0.00	1,988.23	272.58
Total		999.13	0.00	0.00	3,601.75	0.00	0.00	0.00	7,458.29	3,533.11

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	11/14/2065
Initial Rate :	1,239.05 bbl/month		Working Int :	1.00000000	PW	5.00%	:	4,821.56
Abandonment :	133.82 bbl/month		Revenue Int :	0.63500000	PW	8.00%	:	3,955.49
Initial Decline :	7.53 % year	b = 1.000	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	3,732.09
Beg Ratio :	0.536 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	3,194.62
End Ratio :	0.492 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	2,798.23
			Internal ROR (%) :	0.00	PW	20.00%	:	2,329.93

TRC Eco DetailedNGL.rpt		Page : 16
TABLE 2 - 16

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Superior Foster Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	84.62
Cum Gas (MMcf) :	119.63
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	0.67	0.00	0.00	0.38	0.00	0.00	78.40	0.00	0.00	29.42
2025	0.62	0.00	0.00	0.35	0.00	0.00	78.40	0.00	0.00	27.26
2026	0.58	0.00	0.00	0.32	0.00	0.00	78.40	0.00	0.00	25.39
2027	0.54	0.00	0.00	0.30	0.00	0.00	78.40	0.00	0.00	23.71
2028	0.51	0.00	0.00	0.28	0.00	0.00	78.40	0.00	0.00	22.25
2029	0.47	0.00	0.00	0.27	0.00	0.00	78.40	0.00	0.00	20.81
2030	0.45	0.00	0.00	0.25	0.00	0.00	78.40	0.00	0.00	19.56
2031	0.42	0.00	0.00	0.23	0.00	0.00	78.40	0.00	0.00	18.41
2032	0.40	0.00	0.00	0.22	0.00	0.00	78.40	0.00	0.00	17.41
2033	0.37	0.00	0.00	0.21	0.00	0.00	78.40	0.00	0.00	16.40
2034	0.35	0.00	0.00	0.20	0.00	0.00	78.40	0.00	0.00	15.52
2035	0.34	0.00	0.00	0.19	0.00	0.00	78.40	0.00	0.00	14.71
2036	0.32	0.00	0.00	0.18	0.00	0.00	78.40	0.00	0.00	14.00
2037	0.30	0.00	0.00	0.17	0.00	0.00	78.40	0.00	0.00	13.26
2038	0.29	0.00	0.00	0.16	0.00	0.00	78.40	0.00	0.00	12.60

Rem	1.58	0.00	0.00	0.88	0.00	0.00	78.40	0.00	0.00	69.25
Total	8.20	0.00	0.00	4.59	0.00	0.00	78.40	0.00	0.00	359.95
Ult	92.82	119.63	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	1.00	2.44	0.00	0.00	9.44	0.00	0.00	0.00	17.54	16.74
2025	1.00	2.26	0.00	0.00	9.44	0.00	0.00	0.00	15.55	30.23
2026	1.00	2.11	0.00	0.00	9.44	0.00	0.00	0.00	13.84	41.14
2027	1.00	1.97	0.00	0.00	9.44	0.00	0.00	0.00	12.30	49.96
2028	1.00	1.85	0.00	0.00	9.44	0.00	0.00	0.00	10.96	57.11
2029	1.00	1.73	0.00	0.00	9.44	0.00	0.00	0.00	9.64	62.82
2030	1.00	1.62	0.00	0.00	9.44	0.00	0.00	0.00	8.49	67.39
2031	1.00	1.53	0.00	0.00	9.44	0.00	0.00	0.00	7.44	71.03
2032	1.00	1.45	0.00	0.00	9.44	0.00	0.00	0.00	6.52	73.94
2033	1.00	1.36	0.00	0.00	9.44	0.00	0.00	0.00	5.60	76.21
2034	1.00	1.29	0.00	0.00	9.44	0.00	0.00	0.00	4.79	77.97
2035	1.00	1.22	0.00	0.00	9.44	0.00	0.00	0.00	4.05	79.32
2036	1.00	1.16	0.00	0.00	9.44	0.00	0.00	0.00	3.39	80.35
2037	1.00	1.10	0.00	0.00	9.44	0.00	0.00	0.00	2.71	81.10
2038	1.00	1.05	0.00	0.00	9.44	0.00	0.00	0.00	2.11	81.63

Rem.		5.75	0.00	0.00	62.75	0.00	0.00	0.00	0.75	0.33
Total		29.88	0.00	0.00	204.41	0.00	0.00	0.00	125.67	81.96

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	08/26/2045
Initial Rate :	57.85 bbl/month		Working Int :	1.00000000	PW	5.00%	:	99.57
Abandonment :	16.58 bbl/month		Revenue Int :	0.56000000	PW	8.00%	:	88.24
Initial Decline :	7.53 % year	b = 0.500	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	84.99
Beg Ratio :	0.000 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	76.51
End Ratio :	0.000 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	69.58
			Internal ROR (%) :	0.00	PW	20.00%	:	60.53

TRC Eco DetailedNGL.rpt		Page : 17
TABLE 2 - 17

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Turner A Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	1,863.60
Cum Gas (MMcf) :	888.76
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)

NON-ECONOMIC

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult	1,863.60	888.76	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	01/01/2024
Initial Rate :	195.34 bbl/month		Working Int :	1.00000000	PW	5.00%	:	0.00
Abandonment :	195.34 bbl/month		Revenue Int :	0.71500000	PW	8.00%	:	0.00
Initial Decline :	54.24 % year	b = 0.500	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	0.00
Beg Ratio :	0.511 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	0.00
End Ratio :	0.511 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	0.00
			Internal ROR (%) :	0.00	PW	20.00%	:	0.00

TRC Eco DetailedNGL.rpt		Page : 18
TABLE 2 - 18

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Turner B Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	7,298.39
Cum Gas (MMcf) :	5,037.06
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	6.19	6.30	0.00	4.79	4.35	0.00	78.40	2.38	0.00	386.15
2025	1.09	1.38	0.00	0.85	0.95	0.00	78.40	2.38	0.00	68.63

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	7.28	7.67	0.00	5.64	5.30	0.00	78.40	2.38	0.00	454.78
Ult	7,305.67	5,044.74	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	31.00	31.94	0.00	0.00	283.94	0.00	0.00	0.00	70.27	68.27
2025	31.00	5.67	0.00	0.00	66.80	0.00	0.00	0.00	-3.84	64.83

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		37.61	0.00	0.00	350.75	0.00	0.00	0.00	66.43	64.83

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	03/28/2025
Initial Rate :	657.14 bbl/month		Working Int :	1.00000000	PW	5.00%	:	65.60
Abandonment :	363.31 bbl/month		Revenue Int :	0.77500000	PW	8.00%	:	65.13
Initial Decline :	42.75 % year	b = 0.500	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	64.98
Beg Ratio :	0.852 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	64.53
End Ratio :	1.306 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	64.09
			Internal ROR (%) :	0.00	PW	20.00%	:	63.40

TRC Eco DetailedNGL.rpt		Page : 19
TABLE 2 - 19

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	V L Foster Legacy Lease Group
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	HAC1123		Operator	:	LH Operating
			Reservoir	:	SR-Q-G-SA
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	159.80
Cum Gas (MMcf) :	137.48
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	2.93	0.27	0.00	2.05	0.17	0.00	78.40	2.38	0.00	161.14
2025	2.63	0.23	0.00	1.84	0.15	0.00	78.40	2.38	0.00	144.53
2026	2.39	0.21	0.00	1.67	0.13	0.00	78.40	2.38	0.00	131.33
2027	2.19	0.18	0.00	1.53	0.12	0.00	78.40	2.38	0.00	120.35
2028	2.02	0.17	0.00	1.42	0.10	0.00	78.40	2.38	0.00	111.35
2029	1.87	0.15	0.00	1.31	0.09	0.00	78.40	2.38	0.00	103.08
2030	1.75	0.14	0.00	1.22	0.08	0.00	78.40	2.38	0.00	96.19
2031	1.64	0.12	0.00	1.15	0.08	0.00	78.40	2.38	0.00	90.16
2032	1.55	0.11	0.00	1.08	0.07	0.00	78.40	2.38	0.00	85.07
2033	1.46	0.10	0.00	1.02	0.07	0.00	78.40	2.38	0.00	80.11
2034	0.77	0.05	0.00	0.54	0.03	0.00	78.40	2.38	0.00	42.07

Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	21.19	1.74	0.00	14.83	1.08	0.00	78.40	2.38	0.00	1,165.38
Ult	180.99	139.22	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	5.00	13.37	0.00	0.00	79.42	0.00	0.00	0.00	68.35	65.30
2025	5.00	11.99	0.00	0.00	79.42	0.00	0.00	0.00	53.12	111.43
2026	5.00	10.90	0.00	0.00	79.42	0.00	0.00	0.00	41.02	143.81
2027	5.00	9.99	0.00	0.00	79.42	0.00	0.00	0.00	30.95	166.03
2028	5.00	9.24	0.00	0.00	79.42	0.00	0.00	0.00	22.69	180.84
2029	5.00	8.55	0.00	0.00	79.42	0.00	0.00	0.00	15.11	189.81
2030	5.00	7.98	0.00	0.00	79.42	0.00	0.00	0.00	8.79	194.56
2031	5.00	7.48	0.00	0.00	79.42	0.00	0.00	0.00	3.26	196.17
2032	5.00	7.06	0.00	0.00	79.42	0.00	0.00	0.00	-1.40	195.56
2033	5.00	6.65	0.00	0.00	79.42	0.00	0.00	0.00	-5.96	193.15
2034	5.00	3.49	0.00	0.00	43.04	0.00	0.00	0.00	-4.46	191.48

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		96.70	0.00	0.00	837.20	0.00	0.00	0.00	231.48	191.48

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	07/19/2034
Initial Rate :	257.65 bbl/month		Working Int :	1.00000000	PW	5.00%	:	209.77
Abandonment :	114.7 bbl/month		Revenue Int :	0.70000000	PW	8.00%	:	198.42
Initial Decline :	11.14 % year	b = 1.000	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	194.89
Beg Ratio :	0.092 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	184.99
End Ratio :	0.070 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	176.04
			Internal ROR (%) :	0.00	PW	20.00%	:	162.94

TRC Eco DetailedNGL.rpt		Page : 20
TABLE 2 - 20

Date :	02/26/2024 6:24:51AM	ECONOMIC SUMMARY PROJECTION	Proved Producing Rsv Class & Category SEVEN RIVERS Report Group

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024
Partner :	HNRA	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	1,023.73
Cum Gas (MMcf) :	1,209.76
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	306.10	224.78	0.00	228.96	149.81	0.00	78.40	2.38	0.00	18,306.86
2025	307.73	154.37	0.00	230.18	102.88	0.00	78.40	2.38	0.00	18,290.68
2026	305.54	120.77	0.00	228.54	80.49	0.00	78.40	2.38	0.00	18,109.14
2027	301.21	99.98	0.00	225.31	66.63	0.00	78.40	2.38	0.00	17,822.41
2028	294.42	85.13	0.00	220.23	56.74	0.00	78.40	2.38	0.00	17,400.64
2029	286.30	73.85	0.00	214.15	49.22	0.00	78.40	2.38	0.00	16,906.70
2030	277.77	64.99	0.00	207.77	43.32	0.00	78.40	2.38	0.00	16,392.45
2031	268.11	57.62	0.00	200.54	38.40	0.00	78.40	2.38	0.00	15,813.87
2032	256.50	51.67	0.00	191.86	34.44	0.00	78.40	2.38	0.00	15,123.77
2033	243.35	48.67	0.00	182.02	32.44	0.00	78.40	2.38	0.00	14,347.74
2034	226.43	45.29	0.00	169.37	30.18	0.00	78.40	2.38	0.00	13,350.14
2035	210.60	42.12	0.00	157.53	28.07	0.00	78.40	2.38	0.00	12,416.80
2036	199.55	39.91	0.00	149.26	26.60	0.00	78.40	2.38	0.00	11,765.18
2037	191.15	38.23	0.00	142.98	25.48	0.00	78.40	2.38	0.00	11,269.91
2038	182.17	36.43	0.00	136.26	24.28	0.00	78.40	2.38	0.00	10,740.45

Rem	1,062.56	212.52	0.00	794.79	141.64	0.00	78.40	2.38	0.00	62,648.49
Total	4,919.47	1,396.33	0.00	3,679.76	930.61	0.00	78.40	2.38	0.00	290,705.21
Ult	5,943.20	2,606.09	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	1.00	1,515.55	0.00	0.00	5,649.67	0.00	0.00	0.00	11,141.63	10,625.78
2025	1.00	1,515.44	0.00	0.00	5,649.67	0.00	0.00	0.00	11,125.57	20,273.26
2026	1.00	1,500.95	0.00	0.00	5,649.67	0.00	0.00	0.00	10,958.51	28,913.32
2027	1.00	1,477.52	0.00	0.00	5,649.67	0.00	0.00	0.00	10,695.22	36,580.24
2028	1.00	1,442.77	0.00	0.00	5,649.67	0.00	0.00	0.00	10,308.20	43,297.58
2029	1.00	1,401.97	0.00	0.00	5,649.67	0.00	0.00	0.00	9,855.05	49,136.15
2030	1.00	1,359.44	0.00	0.00	5,649.67	0.00	0.00	0.00	9,383.34	54,190.45
2031	1.00	1,311.55	0.00	0.00	5,649.67	0.00	0.00	0.00	8,852.65	58,526.17
2032	1.00	1,254.37	0.00	0.00	5,649.67	0.00	0.00	0.00	8,219.73	62,185.69
2033	1.00	1,190.01	0.00	0.00	5,649.67	0.00	0.00	0.00	7,508.05	65,225.25
2034	1.00	1,107.27	0.00	0.00	5,649.67	0.00	0.00	0.00	6,593.19	67,652.70
2035	1.00	1,029.86	0.00	0.00	5,649.67	0.00	0.00	0.00	5,737.27	69,572.92
2036	1.00	975.81	0.00	0.00	5,649.67	0.00	0.00	0.00	5,139.69	71,135.93
2037	1.00	934.74	0.00	0.00	5,649.67	0.00	0.00	0.00	4,685.50	72,431.47
2038	1.00	890.82	0.00	0.00	5,649.67	0.00	0.00	0.00	4,199.96	73,487.38

Rem.		5,196.12	0.00	0.00	41,857.26	0.00	0.00	0.00	15,595.10	2,927.21
Total		24,104.20	0.00	0.00	126,602.34	0.00	0.00	0.00	139,998.66	76,414.59

		Present Worth Profile (M$)

		PW	5.00%	:	100,003.38
Disc. Initial Invest. (M$) :	0.000	PW	8.00%	:	84,512.60
ROInvestment (disc/undisc) :	0.00 / 0.00	PW	9.00%	:	80,276.59
Years to Payout :	0.00	PW	12.00%	:	61,401.30
Internal ROR (%) :	0.00	PW	15.00%	:	51,229.74

TRC Eco DetailedNGL.rpt		Page : 21
TABLE 2 - 21

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	7R WF PDP Response
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Producing
Case Type :	UNIT CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator	:	LH Operating
			Reservoir	:	SR
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	1,023.73
Cum Gas (MMcf) :	1,209.76
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	306.10	224.78	0.00	228.96	149.81	0.00	78.40	2.38	0.00	18,306.86
2025	307.73	154.37	0.00	230.18	102.88	0.00	78.40	2.38	0.00	18,290.68
2026	305.54	120.77	0.00	228.54	80.49	0.00	78.40	2.38	0.00	18,109.14
2027	301.21	99.98	0.00	225.31	66.63	0.00	78.40	2.38	0.00	17,822.41
2028	294.42	85.13	0.00	220.23	56.74	0.00	78.40	2.38	0.00	17,400.64
2029	286.30	73.85	0.00	214.15	49.22	0.00	78.40	2.38	0.00	16,906.70
2030	277.77	64.99	0.00	207.77	43.32	0.00	78.40	2.38	0.00	16,392.45
2031	268.11	57.62	0.00	200.54	38.40	0.00	78.40	2.38	0.00	15,813.87
2032	256.50	51.67	0.00	191.86	34.44	0.00	78.40	2.38	0.00	15,123.77
2033	243.35	48.67	0.00	182.02	32.44	0.00	78.40	2.38	0.00	14,347.74
2034	226.43	45.29	0.00	169.37	30.18	0.00	78.40	2.38	0.00	13,350.14
2035	210.60	42.12	0.00	157.53	28.07	0.00	78.40	2.38	0.00	12,416.80
2036	199.55	39.91	0.00	149.26	26.60	0.00	78.40	2.38	0.00	11,765.18
2037	191.15	38.23	0.00	142.98	25.48	0.00	78.40	2.38	0.00	11,269.91
2038	182.17	36.43	0.00	136.26	24.28	0.00	78.40	2.38	0.00	10,740.45

Rem	1,062.56	212.52	0.00	794.79	141.64	0.00	78.40	2.38	0.00	62,648.49
Total	4,919.47	1,396.33	0.00	3,679.76	930.61	0.00	78.40	2.38	0.00	290,705.21
Ult	5,943.20	2,606.09	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	1.00	1,515.55	0.00	0.00	5,649.67	0.00	0.00	0.00	11,141.63	10,625.78
2025	1.00	1,515.44	0.00	0.00	5,649.67	0.00	0.00	0.00	11,125.57	20,273.26
2026	1.00	1,500.95	0.00	0.00	5,649.67	0.00	0.00	0.00	10,958.51	28,913.32
2027	1.00	1,477.52	0.00	0.00	5,649.67	0.00	0.00	0.00	10,695.22	36,580.24
2028	1.00	1,442.77	0.00	0.00	5,649.67	0.00	0.00	0.00	10,308.20	43,297.58
2029	1.00	1,401.97	0.00	0.00	5,649.67	0.00	0.00	0.00	9,855.05	49,136.15
2030	1.00	1,359.44	0.00	0.00	5,649.67	0.00	0.00	0.00	9,383.34	54,190.45
2031	1.00	1,311.55	0.00	0.00	5,649.67	0.00	0.00	0.00	8,852.65	58,526.17
2032	1.00	1,254.37	0.00	0.00	5,649.67	0.00	0.00	0.00	8,219.73	62,185.69
2033	1.00	1,190.01	0.00	0.00	5,649.67	0.00	0.00	0.00	7,508.05	65,225.25
2034	1.00	1,107.27	0.00	0.00	5,649.67	0.00	0.00	0.00	6,593.19	67,652.70
2035	1.00	1,029.86	0.00	0.00	5,649.67	0.00	0.00	0.00	5,737.27	69,572.92
2036	1.00	975.81	0.00	0.00	5,649.67	0.00	0.00	0.00	5,139.69	71,135.93
2037	1.00	934.74	0.00	0.00	5,649.67	0.00	0.00	0.00	4,685.50	72,431.47
2038	1.00	890.82	0.00	0.00	5,649.67	0.00	0.00	0.00	4,199.96	73,487.38

Rem.		5,196.12	0.00	0.00	41,857.26	0.00	0.00	0.00	15,595.10	2,927.21
Total		24,104.20	0.00	0.00	126,602.34	0.00	0.00	0.00	139,998.66	76,414.59

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	05/31/2046
Initial Rate :	25,315.00 bbl/month		Working Int :	1.00000000	PW	5.00%	:	100,003.38
Abandonment :	9,322.00 bbl/month		Revenue Int :	0.74800000	PW	8.00%	:	84,512.60
Initial Decline :	0.00 % year	b = 0.000	Disc. Initial Invest. (M$) :	0.000	PW	9.00%	:	80,276.59
Beg Ratio :	0.938 Mcf/bbl		ROInvestment (disc/undisc) :	0.00 / 0.00	PW	12.00%	:	69,647.15
End Ratio :	0.200 Mcf/bbl		Years to Payout :	0.00	PW	15.00%	:	61,401.30
			Internal ROR (%) :	0.00	PW	20.00%	:	51,229.74

TRC Eco DetailedNGL.rpt		Page : 22
TABLE 2 - 22

Date :	02/26/2024 6:24:51AM	ECONOMIC SUMMARY PROJECTION	Proved Non-Producing Rsv Class & Category

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024
Partner :	HNRA	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	-0.12
Cum Gas (MMcf) :	-0.09
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	69.04	44.18	0.00	51.64	29.44	0.00	78.40	2.38	0.00	4,118.41
2025	177.26	87.77	0.00	132.59	58.50	0.00	78.40	2.38	0.00	10,534.24
2026	352.95	138.12	0.00	264.00	92.05	0.00	78.40	2.38	0.00	20,916.73
2027	548.14	181.17	0.00	410.00	120.74	0.00	78.40	2.38	0.00	32,431.36
2028	613.76	177.35	0.00	459.09	118.20	0.00	78.40	2.38	0.00	36,273.71
2029	628.31	162.00	0.00	469.98	107.97	0.00	78.40	2.38	0.00	37,102.84
2030	628.04	146.92	0.00	469.77	97.92	0.00	78.40	2.38	0.00	37,062.76
2031	618.16	132.84	0.00	462.38	88.53	0.00	78.40	2.38	0.00	36,461.00
2032	604.72	121.81	0.00	452.33	81.19	0.00	78.40	2.38	0.00	35,655.61
2033	588.12	117.62	0.00	439.91	78.39	0.00	78.40	2.38	0.00	34,675.44
2034	569.98	114.00	0.00	426.34	75.97	0.00	78.40	2.38	0.00	33,605.84
2035	547.37	109.47	0.00	409.43	72.96	0.00	78.40	2.38	0.00	32,272.88
2036	515.09	103.02	0.00	385.29	68.66	0.00	78.40	2.38	0.00	30,369.65
2037	476.46	95.29	0.00	356.39	63.51	0.00	78.40	2.38	0.00	28,092.20
2038	440.95	88.19	0.00	329.83	58.77	0.00	78.40	2.38	0.00	25,998.18

Rem	2,347.55	469.50	0.00	1,755.97	312.91	0.00	78.40	2.38	0.00	138,411.43
Total	9,725.87	2,289.25	0.00	7,274.95	1,525.71	0.00	78.40	2.38	0.00	573,982.29
Ult	9,725.75	2,289.16	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	11.00	341.06	0.00	5,945.00	0.00	282.49	0.00	0.00	-2,450.14	-2,262.98
2025	22.00	872.81	0.00	18,165.00	0.00	857.39	0.00	0.00	-9,360.96	-10,416.93
2026	72.00	1,733.68	0.00	18,975.00	0.00	3,077.68	0.00	0.00	-2,869.63	-12,716.09
2027	126.00	2,688.65	0.00	0.00	0.00	6,100.84	0.00	0.00	23,641.88	4,195.13
2028	126.00	3,007.63	0.00	0.00	0.00	7,552.94	0.00	0.00	25,713.14	20,939.29
2029	126.00	3,076.71	0.00	0.00	0.00	7,552.94	0.00	0.00	26,473.18	36,616.03
2030	126.00	3,073.65	0.00	0.00	0.00	7,552.94	0.00	0.00	26,436.17	50,851.47
2031	126.00	3,023.95	0.00	0.00	0.00	7,552.94	0.00	0.00	25,884.11	63,524.56
2032	126.00	2,957.29	0.00	0.00	0.00	7,552.94	0.00	0.00	25,145.37	74,715.43
2033	126.00	2,876.01	0.00	0.00	0.00	7,552.94	0.00	0.00	24,246.48	84,526.18
2034	126.00	2,787.30	0.00	0.00	0.00	7,552.94	0.00	0.00	23,265.60	93,085.19
2035	126.00	2,676.74	0.00	0.00	0.00	7,552.94	0.00	0.00	22,043.19	100,458.81
2036	126.00	2,518.89	0.00	0.00	0.00	7,552.94	0.00	0.00	20,297.82	106,632.24
2037	126.00	2,329.99	0.00	0.00	0.00	7,552.94	0.00	0.00	18,209.26	111,667.49
2038	126.00	2,156.31	0.00	0.00	0.00	7,552.94	0.00	0.00	16,288.92	115,762.44

Rem.		11,479.97	0.00	0.00	0.00	55,958.22	0.00	0.00	70,973.24	12,992.30
Total		47,600.64	0.00	43,085.00	0.00	149,358.99	0.00	0.00	333,937.65	128,754.75

		Present Worth Profile (M$)

		PW	5.00%	:	200,890.78
Disc. Initial Invest. (M$) :	36,211.181	PW	8.00%	:	152,819.21
ROInvestment (disc/undisc) :	4.56 / 8.75	PW	9.00%	:	140,128.55
Years to Payout :	3.65	PW	12.00%	:	109,323.85
Internal ROR (%) :	87.74	PW	15.00%	:	86,635.55
		PW	20.00%	:	60,482.70

TRC Eco DetailedNGL.rpt		Page : 23
TABLE 2 - 23

Date :	02/26/2024 6:24:51AM	ECONOMIC SUMMARY PROJECTION	Proved Non-Producing Rsv Class & Category
SEVEN RIVERS Report Group

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024
Partner :	HNRA	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	-0.12
Cum Gas (MMcf) :	-0.09
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	69.04	44.18	0.00	51.64	29.44	0.00	78.40	2.38	0.00	4,118.41
2025	177.26	87.77	0.00	132.59	58.50	0.00	78.40	2.38	0.00	10,534.24
2026	352.95	138.12	0.00	264.00	92.05	0.00	78.40	2.38	0.00	20,916.73
2027	548.14	181.17	0.00	410.00	120.74	0.00	78.40	2.38	0.00	32,431.36
2028	613.76	177.35	0.00	459.09	118.20	0.00	78.40	2.38	0.00	36,273.71
2029	628.31	162.00	0.00	469.98	107.97	0.00	78.40	2.38	0.00	37,102.84
2030	628.04	146.92	0.00	469.77	97.92	0.00	78.40	2.38	0.00	37,062.76
2031	618.16	132.84	0.00	462.38	88.53	0.00	78.40	2.38	0.00	36,461.00
2032	604.72	121.81	0.00	452.33	81.19	0.00	78.40	2.38	0.00	35,655.61
2033	588.12	117.62	0.00	439.91	78.39	0.00	78.40	2.38	0.00	34,675.44
2034	569.98	114.00	0.00	426.34	75.97	0.00	78.40	2.38	0.00	33,605.84
2035	547.37	109.47	0.00	409.43	72.96	0.00	78.40	2.38	0.00	32,272.88
2036	515.09	103.02	0.00	385.29	68.66	0.00	78.40	2.38	0.00	30,369.65
2037	476.46	95.29	0.00	356.39	63.51	0.00	78.40	2.38	0.00	28,092.20
2038	440.95	88.19	0.00	329.83	58.77	0.00	78.40	2.38	0.00	25,998.18

Rem	2,347.55	469.50	0.00	1,755.97	312.91	0.00	78.40	2.38	0.00	138,411.43
Total	9,725.87	2,289.25	0.00	7,274.95	1,525.71	0.00	78.40	2.38	0.00	573,982.29
Ult	9,725.75	2,289.16	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	11.00	341.06	0.00	5,945.00	0.00	282.49	0.00	0.00	-2,450.14	-2,262.98
2025	22.00	872.81	0.00	18,165.00	0.00	857.39	0.00	0.00	-9,360.96	-10,416.93
2026	72.00	1,733.68	0.00	18,975.00	0.00	3,077.68	0.00	0.00	-2,869.63	-12,716.09
2027	126.00	2,688.65	0.00	0.00	0.00	6,100.84	0.00	0.00	23,641.88	4,195.13
2028	126.00	3,007.63	0.00	0.00	0.00	7,552.94	0.00	0.00	25,713.14	20,939.29
2029	126.00	3,076.71	0.00	0.00	0.00	7,552.94	0.00	0.00	26,473.18	36,616.03
2030	126.00	3,073.65	0.00	0.00	0.00	7,552.94	0.00	0.00	26,436.17	50,851.47
2031	126.00	3,023.95	0.00	0.00	0.00	7,552.94	0.00	0.00	25,884.11	63,524.56
2032	126.00	2,957.29	0.00	0.00	0.00	7,552.94	0.00	0.00	25,145.37	74,715.43
2033	126.00	2,876.01	0.00	0.00	0.00	7,552.94	0.00	0.00	24,246.48	84,526.18
2034	126.00	2,787.30	0.00	0.00	0.00	7,552.94	0.00	0.00	23,265.60	93,085.19
2035	126.00	2,676.74	0.00	0.00	0.00	7,552.94	0.00	0.00	22,043.19	100,458.81
2036	126.00	2,518.89	0.00	0.00	0.00	7,552.94	0.00	0.00	20,297.82	106,632.24
2037	126.00	2,329.99	0.00	0.00	0.00	7,552.94	0.00	0.00	18,209.26	111,667.49
2038	126.00	2,156.31	0.00	0.00	0.00	7,552.94	0.00	0.00	16,288.92	115,762.44

Rem.		11,479.97	0.00	0.00	0.00	55,958.22	0.00	0.00	70,973.24	12,992.30
Total		47,600.64	0.00	43,085.00	0.00	149,358.99	0.00	0.00	333,937.65	128,754.75

		Present Worth Profile (M$)

		PW	5.00%	:	200,890.78
Disc. Initial Invest. (M$) :	36,211.181	PW	8.00%	:	152,819.21
ROInvestment (disc/undisc) :	4.56 / 8.75	PW	9.00%	:	140,128.55
Years to Payout :	3.65	PW	12.00%	:	109,323.85
Internal ROR (%) :	87.74	PW	15.00%	:	86,635.55
		PW	20.00%	:	60,482.70

TRC Eco DetailedNGL.rpt		Page : 24
TABLE 2 - 24

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Seven Rivers WF PDP+PDNP (Incr) - Dev
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Non-Producing
Case Type :	INCREMENTAL CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator	:	LH Operating
			Reservoir	:	SR
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	-0.12
Cum Gas (MMcf) :	-0.09
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	69.04	44.18	0.00	51.64	29.44	0.00	78.40	2.38	0.00	4,118.41
2025	177.26	87.77	0.00	132.59	58.50	0.00	78.40	2.38	0.00	10,534.24
2026	352.95	138.12	0.00	264.00	92.05	0.00	78.40	2.38	0.00	20,916.73
2027	548.14	181.17	0.00	410.00	120.74	0.00	78.40	2.38	0.00	32,431.36
2028	613.76	177.35	0.00	459.09	118.20	0.00	78.40	2.38	0.00	36,273.71
2029	628.31	162.00	0.00	469.98	107.97	0.00	78.40	2.38	0.00	37,102.84
2030	628.04	146.92	0.00	469.77	97.92	0.00	78.40	2.38	0.00	37,062.76
2031	618.16	132.84	0.00	462.38	88.53	0.00	78.40	2.38	0.00	36,461.00
2032	604.72	121.81	0.00	452.33	81.19	0.00	78.40	2.38	0.00	35,655.61
2033	588.12	117.62	0.00	439.91	78.39	0.00	78.40	2.38	0.00	34,675.44
2034	569.98	114.00	0.00	426.34	75.97	0.00	78.40	2.38	0.00	33,605.84
2035	547.37	109.47	0.00	409.43	72.96	0.00	78.40	2.38	0.00	32,272.88
2036	515.09	103.02	0.00	385.29	68.66	0.00	78.40	2.38	0.00	30,369.65
2037	476.46	95.29	0.00	356.39	63.51	0.00	78.40	2.38	0.00	28,092.20
2038	440.95	88.19	0.00	329.83	58.77	0.00	78.40	2.38	0.00	25,998.18

Rem	2,347.55	469.50	0.00	1,755.97	312.91	0.00	78.40	2.38	0.00	138,411.43
Total	9,725.87	2,289.25	0.00	7,274.95	1,525.71	0.00	78.40	2.38	0.00	573,982.29
Ult	9,725.75	2,289.16	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	11.00	341.06	0.00	5,945.00	0.00	282.49	0.00	0.00	-2,450.14	-2,262.98
2025	22.00	872.81	0.00	18,165.00	0.00	857.39	0.00	0.00	-9,360.96	-10,416.93
2026	72.00	1,733.68	0.00	18,975.00	0.00	3,077.68	0.00	0.00	-2,869.63	-12,716.09
2027	126.00	2,688.65	0.00	0.00	0.00	6,100.84	0.00	0.00	23,641.88	4,195.13
2028	126.00	3,007.63	0.00	0.00	0.00	7,552.94	0.00	0.00	25,713.14	20,939.29
2029	126.00	3,076.71	0.00	0.00	0.00	7,552.94	0.00	0.00	26,473.18	36,616.03
2030	126.00	3,073.65	0.00	0.00	0.00	7,552.94	0.00	0.00	26,436.17	50,851.47
2031	126.00	3,023.95	0.00	0.00	0.00	7,552.94	0.00	0.00	25,884.11	63,524.56
2032	126.00	2,957.29	0.00	0.00	0.00	7,552.94	0.00	0.00	25,145.37	74,715.43
2033	126.00	2,876.01	0.00	0.00	0.00	7,552.94	0.00	0.00	24,246.48	84,526.18
2034	126.00	2,787.30	0.00	0.00	0.00	7,552.94	0.00	0.00	23,265.60	93,085.19
2035	126.00	2,676.74	0.00	0.00	0.00	7,552.94	0.00	0.00	22,043.19	100,458.81
2036	126.00	2,518.89	0.00	0.00	0.00	7,552.94	0.00	0.00	20,297.82	106,632.24
2037	126.00	2,329.99	0.00	0.00	0.00	7,552.94	0.00	0.00	18,209.26	111,667.49
2038	126.00	2,156.31	0.00	0.00	0.00	7,552.94	0.00	0.00	16,288.92	115,762.44

Rem.		11,479.97	0.00	0.00	0.00	55,958.22	0.00	0.00	70,973.24	12,992.30
Total		47,600.64	0.00	43,085.00	0.00	149,358.99	0.00	0.00	333,937.65	128,754.75

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	05/31/2046
Initial Rate :	25,315.00 bbl/month		Working Int :	1.00000000	PW	5.00%	:	200,890.78
Abandonment :	27,991.00 bbl/month		Revenue Int :	0.74800000	PW	8.00%	:	152,819.21
Initial Decline :	0.00 % year	b = 1.000	Disc. Initial Invest. (M$) :	36,211.181	PW	9.00%	:	140,128.55
Beg Ratio :	0.938 Mcf/bbl		ROInvestment (disc/undisc) :	4.56 / 8.75	PW	12.00%	:	109,323.85
End Ratio :	0.200 Mcf/bbl		Years to Payout :	3.65	PW	15.00%	:	86,635.55
			Internal ROR (%) :	87.74	PW	20.00%	:	60,482.70

TRC Eco DetailedNGL.rpt		Page : 25
TABLE 2 - 25

Date :	02/26/2024 6:24:51AM	ECONOMIC SUMMARY PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Proved Undeveloped Rsv Class & Category
Partner :	HNRA	Discount Rate (%) : 10.00
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	0.00
Cum Gas (MMcf) :	0.00
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	21.38	13.70	0.00	16.00	9.13	0.00	78.40	2.38	0.00	1,275.73
2025	45.21	22.60	0.00	33.82	15.06	0.00	78.40	2.38	0.00	2,687.18
2026	118.93	46.21	0.00	88.96	30.80	0.00	78.40	2.38	0.00	7,047.81
2027	309.89	101.99	0.00	231.80	67.98	0.00	78.40	2.38	0.00	18,334.50
2028	422.01	121.93	0.00	315.66	81.27	0.00	78.40	2.38	0.00	24,941.16
2029	432.68	111.56	0.00	323.65	74.35	0.00	78.40	2.38	0.00	25,550.51
2030	431.11	100.86	0.00	322.47	67.22	0.00	78.40	2.38	0.00	25,441.20
2031	420.38	90.35	0.00	314.44	60.21	0.00	78.40	2.38	0.00	24,795.36
2032	403.82	81.35	0.00	302.06	54.22	0.00	78.40	2.38	0.00	23,810.34
2033	383.59	76.72	0.00	286.93	51.13	0.00	78.40	2.38	0.00	22,616.53
2034	360.14	72.03	0.00	269.39	48.01	0.00	78.40	2.38	0.00	21,234.03
2035	334.71	66.94	0.00	250.36	44.61	0.00	78.40	2.38	0.00	19,734.32
2036	308.44	61.69	0.00	230.71	41.11	0.00	78.40	2.38	0.00	18,185.74
2037	280.95	56.19	0.00	210.15	37.45	0.00	78.40	2.38	0.00	16,564.82
2038	252.22	50.44	0.00	188.66	33.62	0.00	78.40	2.38	0.00	14,871.01

Rem	1,005.39	201.08	0.00	752.03	134.01	0.00	78.40	2.38	0.00	59,278.03
Total	5,530.87	1,275.66	0.00	4,137.09	850.18	0.00	78.40	2.38	0.00	326,368.28
Ult	5,530.87	1,275.66	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	0.00	105.65	0.00	0.00	0.00	0.00	0.00	0.00	1,170.09	1,088.38
2025	0.00	222.64	0.00	13,499.00	0.00	0.00	0.00	0.00	-11,034.47	-8,175.84
2026	12.00	584.16	0.00	29,316.00	0.00	163.55	0.00	0.00	-23,015.90	-26,451.45
2027	35.00	1,519.99	0.00	8,256.00	0.00	1,561.14	0.00	0.00	6,997.37	-21,664.32
2028	43.00	2,067.99	0.00	0.00	0.00	2,502.78	0.00	0.00	20,370.39	-8,397.73
2029	43.00	2,118.75	0.00	0.00	0.00	2,557.30	0.00	0.00	20,874.47	3,963.64
2030	43.00	2,109.86	0.00	0.00	0.00	2,557.30	0.00	0.00	20,774.04	15,150.53
2031	43.00	2,056.44	0.00	0.00	0.00	2,557.30	0.00	0.00	20,181.63	25,032.63
2032	43.00	1,974.84	0.00	0.00	0.00	2,557.30	0.00	0.00	19,278.20	33,613.64
2033	43.00	1,875.83	0.00	0.00	0.00	2,557.30	0.00	0.00	18,183.40	40,972.60
2034	43.00	1,761.17	0.00	0.00	0.00	2,557.30	0.00	0.00	16,915.57	47,197.21
2035	43.00	1,636.78	0.00	0.00	0.00	2,557.30	0.00	0.00	15,540.25	52,396.64
2036	43.00	1,508.34	0.00	0.00	0.00	2,557.30	0.00	0.00	14,120.11	56,691.14
2037	43.00	1,373.90	0.00	0.00	0.00	2,557.30	0.00	0.00	12,633.62	60,184.87
2038	43.00	1,233.41	0.00	0.00	0.00	2,557.30	0.00	0.00	11,080.30	62,971.13

Rem.		4,916.57	0.00	0.00	0.00	18,946.48	0.00	0.00	35,414.98	6,832.71
Total		27,066.34	0.00	51,071.00	0.00	48,746.91	0.00	0.00	199,484.03	69,803.84

		Present Worth Profile (M$)

		PW	5.00%	:	115,875.82
Disc. Initial Invest. (M$) :	40,693.577	PW	8.00%	:	85,207.45
ROInvestment (disc/undisc) :	2.72 / 4.91	PW	9.00%	:	77,085.76
Years to Payout :	5.26	PW	12.00%	:	57,371.01
Internal ROR (%) :	43.47	PW	15.00%	:	42,910.57
		PW	20.00%	:	26,462.23

TRC Eco DetailedNGL.rpt		Page : 26
TABLE 2 - 26

Date :	02/26/2024 6:24:51AM	ECONOMIC SUMMARY PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Proved Undeveloped Rsv Class & Category
Partner :	HNRA	Discount Rate (%) : 10.00	SEVEN RIVERS Report Group
Case Type :	REPORT BREAK TOTAL CASE	Custom Selection

Cum Oil (Mbbl) :	0.00
Cum Gas (MMcf) :	0.00
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	21.38	13.70	0.00	16.00	9.13	0.00	78.40	2.38	0.00	1,275.73
2025	45.21	22.60	0.00	33.82	15.06	0.00	78.40	2.38	0.00	2,687.18
2026	118.93	46.21	0.00	88.96	30.80	0.00	78.40	2.38	0.00	7,047.81
2027	309.89	101.99	0.00	231.80	67.98	0.00	78.40	2.38	0.00	18,334.50
2028	422.01	121.93	0.00	315.66	81.27	0.00	78.40	2.38	0.00	24,941.16
2029	432.68	111.56	0.00	323.65	74.35	0.00	78.40	2.38	0.00	25,550.51
2030	431.11	100.86	0.00	322.47	67.22	0.00	78.40	2.38	0.00	25,441.20
2031	420.38	90.35	0.00	314.44	60.21	0.00	78.40	2.38	0.00	24,795.36
2032	403.82	81.35	0.00	302.06	54.22	0.00	78.40	2.38	0.00	23,810.34
2033	383.59	76.72	0.00	286.93	51.13	0.00	78.40	2.38	0.00	22,616.53
2034	360.14	72.03	0.00	269.39	48.01	0.00	78.40	2.38	0.00	21,234.03
2035	334.71	66.94	0.00	250.36	44.61	0.00	78.40	2.38	0.00	19,734.32
2036	308.44	61.69	0.00	230.71	41.11	0.00	78.40	2.38	0.00	18,185.74
2037	280.95	56.19	0.00	210.15	37.45	0.00	78.40	2.38	0.00	16,564.82
2038	252.22	50.44	0.00	188.66	33.62	0.00	78.40	2.38	0.00	14,871.01

Rem	1,005.39	201.08	0.00	752.03	134.01	0.00	78.40	2.38	0.00	59,278.03
Total	5,530.87	1,275.66	0.00	4,137.09	850.18	0.00	78.40	2.38	0.00	326,368.28
Ult	5,530.87	1,275.66	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	0.00	105.65	0.00	0.00	0.00	0.00	0.00	0.00	1,170.09	1,088.38
2025	0.00	222.64	0.00	13,499.00	0.00	0.00	0.00	0.00	-11,034.47	-8,175.84
2026	12.00	584.16	0.00	29,316.00	0.00	163.55	0.00	0.00	-23,015.90	-26,451.45
2027	35.00	1,519.99	0.00	8,256.00	0.00	1,561.14	0.00	0.00	6,997.37	-21,664.32
2028	43.00	2,067.99	0.00	0.00	0.00	2,502.78	0.00	0.00	20,370.39	-8,397.73
2029	43.00	2,118.75	0.00	0.00	0.00	2,557.30	0.00	0.00	20,874.47	3,963.64
2030	43.00	2,109.86	0.00	0.00	0.00	2,557.30	0.00	0.00	20,774.04	15,150.53
2031	43.00	2,056.44	0.00	0.00	0.00	2,557.30	0.00	0.00	20,181.63	25,032.63
2032	43.00	1,974.84	0.00	0.00	0.00	2,557.30	0.00	0.00	19,278.20	33,613.64
2033	43.00	1,875.83	0.00	0.00	0.00	2,557.30	0.00	0.00	18,183.40	40,972.60
2034	43.00	1,761.17	0.00	0.00	0.00	2,557.30	0.00	0.00	16,915.57	47,197.21
2035	43.00	1,636.78	0.00	0.00	0.00	2,557.30	0.00	0.00	15,540.25	52,396.64
2036	43.00	1,508.34	0.00	0.00	0.00	2,557.30	0.00	0.00	14,120.11	56,691.14
2037	43.00	1,373.90	0.00	0.00	0.00	2,557.30	0.00	0.00	12,633.62	60,184.87
2038	43.00	1,233.41	0.00	0.00	0.00	2,557.30	0.00	0.00	11,080.30	62,971.13

Rem.		4,916.57	0.00	0.00	0.00	18,946.48	0.00	0.00	35,414.98	6,832.71
Total		27,066.34	0.00	51,071.00	0.00	48,746.91	0.00	0.00	199,484.03	69,803.84

		Present Worth Profile (M$)

		PW	5.00%	:	115,875.82
Disc. Initial Invest. (M$) :	40,693.577	PW	8.00%	:	85,207.45
ROInvestment (disc/undisc) :	2.72 / 4.91	PW	9.00%	:	77,085.76
Years to Payout :	5.26	PW	12.00%	:	57,371.01
Internal ROR (%) :	43.47	PW	15.00%	:	42,910.57
		PW	20.00%	:	26,462.23

TRC Eco DetailedNGL.rpt		Page : 27
TABLE 2 - 27

Date :	02/26/2024 6:24:51AM	ECONOMIC PROJECTION

Project Name :	LH Operating NM Phd As Of 01/01/2024	As Of Date : 01/01/2024	Case	:	Seven Rivers WF PDP+PDNP+PUD (Incr)
Partner :	HNRA	Discount Rate (%) : 10.00	Reserve Cat.	:	Proved Undeveloped
Case Type :	INCREMENTAL CASE	Custom Selection	Field	:	GRAYBURG JACKSON
Archive Set :	WMC0123		Operator	:	LH Operating
			Reservoir	:	SR
			Co., State	:	Eddy, NM

Cum Oil (Mbbl) :	0.00
Cum Gas (MMcf) :	0.00
Cum NGL (Mgal) :	0.00

	Gross Oil	Gross Gas	Gross NGL	Net Oil	Net Gas	Net NGL	Oil Price	Gas Price	NGL Price	Total Revenue
Year	(Mbbl)	(MMcf)	(Mgal)	(Mbbl)	(MMcf)	(Mgal)	($/bbl)	($/Mcf)	($/gal)	(M$)
2024	21.38	13.70	0.00	16.00	9.13	0.00	78.40	2.38	0.00	1,275.73
2025	45.21	22.60	0.00	33.82	15.06	0.00	78.40	2.38	0.00	2,687.18
2026	118.93	46.21	0.00	88.96	30.80	0.00	78.40	2.38	0.00	7,047.81
2027	309.89	101.99	0.00	231.80	67.98	0.00	78.40	2.38	0.00	18,334.50
2028	422.01	121.93	0.00	315.66	81.27	0.00	78.40	2.38	0.00	24,941.16
2029	432.68	111.56	0.00	323.65	74.35	0.00	78.40	2.38	0.00	25,550.51
2030	431.11	100.86	0.00	322.47	67.22	0.00	78.40	2.38	0.00	25,441.20
2031	420.38	90.35	0.00	314.44	60.21	0.00	78.40	2.38	0.00	24,795.36
2032	403.82	81.35	0.00	302.06	54.22	0.00	78.40	2.38	0.00	23,810.34
2033	383.59	76.72	0.00	286.93	51.13	0.00	78.40	2.38	0.00	22,616.53
2034	360.14	72.03	0.00	269.39	48.01	0.00	78.40	2.38	0.00	21,234.03
2035	334.71	66.94	0.00	250.36	44.61	0.00	78.40	2.38	0.00	19,734.32
2036	308.44	61.69	0.00	230.71	41.11	0.00	78.40	2.38	0.00	18,185.74
2037	280.95	56.19	0.00	210.15	37.45	0.00	78.40	2.38	0.00	16,564.82
2038	252.22	50.44	0.00	188.66	33.62	0.00	78.40	2.38	0.00	14,871.01

Rem	1,005.39	201.08	0.00	752.03	134.01	0.00	78.40	2.38	0.00	59,278.03
Total	5,530.87	1,275.66	0.00	4,137.09	850.18	0.00	78.40	2.38	0.00	326,368.28
Ult	5,530.87	1,275.66	0.00

	Well	Net Tax Production	Net Tax AdValorem	Net Investment	Net Lease Costs	Net Well Costs	Other Costs	Net Profits	Annual Cash Flow	Cum Disc. Cash Flow
Year	Count	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2024	0.00	105.65	0.00	0.00	0.00	0.00	0.00	0.00	1,170.09	1,088.38
2025	0.00	222.64	0.00	13,499.00	0.00	0.00	0.00	0.00	-11,034.47	-8,175.84
2026	12.00	584.16	0.00	29,316.00	0.00	163.55	0.00	0.00	-23,015.90	-26,451.45
2027	35.00	1,519.99	0.00	8,256.00	0.00	1,561.14	0.00	0.00	6,997.37	-21,664.32
2028	43.00	2,067.99	0.00	0.00	0.00	2,502.78	0.00	0.00	20,370.39	-8,397.73
2029	43.00	2,118.75	0.00	0.00	0.00	2,557.30	0.00	0.00	20,874.47	3,963.64
2030	43.00	2,109.86	0.00	0.00	0.00	2,557.30	0.00	0.00	20,774.04	15,150.53
2031	43.00	2,056.44	0.00	0.00	0.00	2,557.30	0.00	0.00	20,181.63	25,032.63
2032	43.00	1,974.84	0.00	0.00	0.00	2,557.30	0.00	0.00	19,278.20	33,613.64
2033	43.00	1,875.83	0.00	0.00	0.00	2,557.30	0.00	0.00	18,183.40	40,972.60
2034	43.00	1,761.17	0.00	0.00	0.00	2,557.30	0.00	0.00	16,915.57	47,197.21
2035	43.00	1,636.78	0.00	0.00	0.00	2,557.30	0.00	0.00	15,540.25	52,396.64
2036	43.00	1,508.34	0.00	0.00	0.00	2,557.30	0.00	0.00	14,120.11	56,691.14
2037	43.00	1,373.90	0.00	0.00	0.00	2,557.30	0.00	0.00	12,633.62	60,184.87
2038	43.00	1,233.41	0.00	0.00	0.00	2,557.30	0.00	0.00	11,080.30	62,971.13

Rem.		4,916.57	0.00	0.00	0.00	18,946.48	0.00	0.00	35,414.98	6,832.71
Total		27,066.34	0.00	51,071.00	0.00	48,746.91	0.00	0.00	199,484.03	69,803.84

	Oil				Present Worth Profile (M$)
Perfs :	0 - 0		Abandonment Date :	05/31/2046
Initial Rate :	25,315.00 bbl/month		Working Int :	1.00000000	PW	5.00%	:	115,875.82
Abandonment :	32,016.00 bbl/month		Revenue Int :	0.74800000	PW	8.00%	:	85,207.45
Initial Decline :	0.00 % year	b = 0.000	Disc. Initial Invest. (M$) :	40,693.577	PW	9.00%	:	77,085.76
Beg Ratio :	0.938 Mcf/bbl		ROInvestment (disc/undisc) :	2.72 / 4.91	PW	12.00%	:	57,371.01
End Ratio :	0.200 Mcf/bbl		Years to Payout :	5.26	PW	15.00%	:	42,910.57
			Internal ROR (%) :	43.47	PW	20.00%	:	26,462.23

TRC Eco DetailedNGL.rpt		Page : 28
TABLE 2 - 28